

                                                                 Exhibit 10.2(C)



                                                                  EXECUTION COPY


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             MORTGAGE LOAN FLOW PURCHASE, SALE & SERVICING AGREEMENT


                           dated as of August 1, 2005

                                     between


                      BANK OF AMERICA, NATIONAL ASSOCIATION
                                    Purchaser

                                       and

                            PHH MORTGAGE CORPORATION

                                       and

                    BISHOP'S GATE RESIDENTIAL MORTGAGE TRUST
             (formerly known as CENDANT RESIDENTIAL MORTGAGE TRUST)
                                     Sellers








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                                TABLE OF CONTENTS

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                                                                                                        Page


ARTICLE I DEFINITIONS.......................................................................................2

         Section 1.01     Defined Terms.....................................................................2

ARTICLE II SALE AND CONVEYANCE OF MORTGAGE LOANS; POSSESSION
               OF MORTGAGE FILES; BOOKS AND RECORDS; DELIVERY OF
               MORTGAGE LOAN DOCUMENTS.....................................................................16

         Section 2.01     Sale and Conveyance of Mortgage Loans............................................16

         Section 2.02     Possession of Mortgage Files.....................................................18

         Section 2.03     Books and Records................................................................18

         Section 2.04     Defective Documents; Delivery of Mortgage Loan Documents.........................19

         Section 2.05     Transfer of Mortgage Loans.......................................................21

ARTICLE III REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
               SELLER; REPURCHASE AND SUBSTITUTION; REVIEW OF
               MORTGAGE LOANS..............................................................................22

         Section 3.01     Representations and Warranties of each Seller....................................22

         Section 3.02     Representations and Warranties of the Servicer...................................25

         Section 3.03     Representations and Warranties as to Individual Mortgage
                          Loans............................................................................26

         Section 3.04     Repurchase and Substitution......................................................38

         Section 3.05     Certain Covenants of each Seller and the Servicer................................40

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
               AND CONDITIONS PRECEDENT TO FUNDING.........................................................42

         Section 4.01     Representations and Warranties...................................................42

         Section 4.02     Conditions Precedent to Closing..................................................43

ARTICLE V ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...................................................43

         Section 5.01     PHH Mortgage to Act as Servicer; Servicing Standards;
                          Additional Documents; Consent of the Purchaser...................................43

         Section 5.02     Collection of Mortgage Loan Payments.............................................46

         Section 5.03     Notice of Foreclosure Sale.......................................................47

         Section 5.04     Establishment of Collection Account; Deposits in Collection
                          Account..........................................................................47

         Section 5.05     Permitted Withdrawals from the Collection Account................................48

         Section 5.06     Establishment of Escrow Accounts; Deposits in Escrow.............................49
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                                        i

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
         Section 5.07     Permitted Withdrawals From Escrow Accounts.......................................49

         Section 5.08     Payment of Taxes, Insurance and Other Charges; Maintenance
                          of Primary Insurance Policies; Collections Thereunder............................50

         Section 5.09     Transfer of Accounts.............................................................51

         Section 5.10     Maintenance of Hazard Insurance..................................................51

         Section 5.11     Reserved.........................................................................53

         Section 5.12     Fidelity Bond; Errors and Omissions Insurance....................................53

         Section 5.13     Realization Upon Specially Serviced Mortgage Loans and
                          REO Properties...................................................................54

         Section 5.14     Management of REO Properties.....................................................56

         Section 5.15     Sale of REO Properties...........................................................57

         Section 5.16     Investment of Funds in the Collection Account....................................58

         Section 5.17     MERS.............................................................................58

         Section 5.18     Pledged Asset Mortgage Loans.....................................................59

         Section 5.19     Inspections......................................................................63

         Section 5.20     Restoration of Mortgaged Property................................................63

         Section 5.21     Real Estate Owned Reports........................................................64

         Section 5.22     Reports of Foreclosures and Abandonments of Mortgaged
                          Property.........................................................................64

         Section 5.23     Notification of Adjustments......................................................64

         Section 5.24     Disaster Recovery/Business Continuity Plan.......................................65

         Section 5.25     Fair Credit Reporting Act........................................................65

ARTICLE VI REPORTS; REMITTANCES; ADVANCES..................................................................65

         Section 6.01     Remittances......................................................................65

         Section 6.02     Automated Servicing Systems and Statements to Purchaser..........................66

         Section 6.03     Monthly Advances by the Servicer.................................................67

         Section 6.04     Non-recoverable Advances.........................................................68

         Section 6.05     Officer's Certificate............................................................68

ARTICLE VII GENERAL SERVICING PROCEDURE....................................................................68

         Section 7.01     Enforcement of Due-on-Sale Clauses, Assumption
                          Agreements.......................................................................68

         Section 7.02     Satisfaction of Mortgages and Release of Mortgage Files..........................69

         Section 7.03     Servicing Compensation...........................................................70

         Section 7.04     Annual Statement as to Compliance................................................70


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
         Section 7.05     Annual Independent Certified Public Accountants' Servicing
                          Report...........................................................................70

         Section 7.06     Purchaser's Right to Examine Servicer Records....................................71

         Section 7.07     Compliance with REMIC Provisions.................................................71

ARTICLE VIII REPORTS TO BE PREPARED BY THE SERVICER; SERVICER TO COOPERATE.................................71

         Section 8.01     Financial Statements.............................................................71

         Section 8.02     Provision of Information.........................................................72

         Section 8.03     Cooperation with Third-party Service Providers...................................72

ARTICLE IX THE SELLERS.....................................................................................72

         Section 9.01     Indemnification; Third Party Claims..............................................72

         Section 9.02     Merger or Consolidation of the Seller............................................73

         Section 9.03     Limitation on Liability of the Sellers and Others................................73

         Section 9.04     Servicer Not to Resign...........................................................74

ARTICLE X DEFAULT..........................................................................................74

         Section 10.01    Events of Default................................................................74

ARTICLE XI TERMINATION.....................................................................................76

         Section 11.01    Term and Termination.............................................................76

         Section 11.02    Survival.........................................................................76


ARTICLE XII GENERAL PROVISIONS.............................................................................76

         Section 12.01    Successor to the Servicer........................................................76

         Section 12.02    Governing Law....................................................................77

         Section 12.03    Notices..........................................................................78

         Section 12.04    Severability of Provisions.......................................................78

         Section 12.05    Schedules and Exhibits...........................................................78

         Section 12.06    General Interpretive Principles..................................................78

         Section 12.07    Waivers and Amendments, Noncontractual Remedies;
                          Preservation of Remedies.........................................................79

         Section 12.08    Captions.........................................................................79

         Section 12.09    Counterparts; Effectiveness......................................................79

         Section 12.10    Entire Agreement; Amendment......................................................80

         Section 12.11    Further Assurances...............................................................80

         Section 12.12    Intention of the Seller..........................................................80
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         Section 12.13    Relationship of Parties..........................................................80

         Section 12.14    Successors and Assigns...........................................................80

         Section 12.15    Solicitation of Mortgagor........................................................81

         Section 12.16    Confidential Information.........................................................81

         Section 12.17    Equal Opportunity................................................................82

         Section 12.18    Reproduction of Documents........................................................82

         Section 12.19    Purchase Price and Terms Letter..................................................82

                                    Schedules

A.       Mortgage Loan Schedule
B.       Contents of Mortgage File
         B-1  Legal Documents
         B-2  Credit Documents
C.       PHH Guide

                                    Exhibits

Exhibit 2.05      Form of Assignment, Assumption and Recognition Agreement
Exhibit 5.01(a)   Limited Power of Attorney
Exhibit 5.01(b)   Workout compensation
Exhibit 5.03      Form of Notice of Foreclosure
Exhibit 5.04      Form of Collection Account Letter Agreement
Exhibit 5.06      Form of Escrow Account Letter Agreement
Exhibit 6.02      Servicer Requirements
Exhibit 6.02(a)   Report P-139 -- Monthly Statement of Mortgage Accounts
Exhibit 6.02(b)   Report S-50Y -- Private Pool Detail Report
Exhibit 6.02(c)   Report S-213 -- Summary of Curtailments Made Remittance Report
Exhibit 6.02(d)   Report S-214 -- Summary of Paid in Full Remittance Report
Exhibit 6.02(e)   Report S-215 -- Consolidation of Remittance Report
Exhibit 6.02(f)   Report T-62C -- Monthly Accounting Report
Exhibit 6.02(g)   Report T-62E -- Liquidation Report
Exhibit 6.02(h)   Report P-4DL -- Delinquency Report
Exhibit 6.02(i)   Report P-195 -- Delinquency Report
Exhibit 9         Form of Officer's Certificate
Exhibit 10        Form of Warranty Bill of Sale
Exhibit 11        Form of Sarbanes-Oxley Certification

             MORTGAGE LOAN FLOW PURCHASE, SALE & SERVICING AGREEMENT

     This Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of August 1, 2005, is entered into between Bank of America, National Association, as the Purchaser ("Purchaser"), PHH Mortgage Corporation ("PHH Mortgage"), as a Seller and as Servicer, and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust) (the "Trust," together with PHH Mortgage, the "Sellers" and individually, each a "Seller"), as a Seller.

                              PRELIMINARY STATEMENT

1. PHH Mortgage is engaged in the business, inter alia, of making loans to individuals, the repayment of which is secured by a first lien mortgage on such individuals' residences (each, a "Mortgage Loan"). The Trust is engaged in the business of purchasing such Mortgage Loans from PHH Mortgage and selling same to investors.

2. Purchaser is engaged in the business, inter alia, of purchasing Mortgage Loans for its own account.

3. PHH Mortgage has established certain terms, conditions and loan programs, as described in the PHH Investor Manual (the "PHH Guide"), which may be updated from time to time, and Purchaser is willing to purchase Mortgage Loans that comply with the terms of such terms, conditions and loan programs. The applicable provisions of the current PHH Guide are attached hereto as Schedule C.

4. Purchaser and Sellers desire to establish a flow program whereby PHH Mortgage will make Mortgage Loans which meet the applicable provisions of the PHH Guide, and Purchaser will, on a regular basis, purchase such Mortgage Loans from PHH Mortgage or the Trust, as applicable, provided the parties agree on the price, date and other conditions or considerations as set forth in this Agreement.

5. Following any purchase of the Mortgage Loans from the Sellers, the Purchaser may desire to sell some or all of the Mortgage Loans to one or more purchasers in a whole loan sale or a public or private, rated or unrated mortgage securitization transaction.

6. Purchaser and Sellers wish to prescribe the terms and manner of purchase by the Purchaser and sale by the Sellers of the Mortgage Loans, and the management and servicing of the Mortgage Loans by PHH Mortgage, as the Servicer (the "Servicer"), in this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Sellers agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

     Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases shall have the following meaning specified in this Article:

     "Affiliate": When used with reference to a specified Person, any Person that (i) directly or indirectly controls or is controlled by or is under common control with the specified Person, (ii) is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity, or (iii) directly or indirectly is the beneficial owner of 10% or more of any class of equity securities of the specified Person or of which the specified person is directly or indirectly the owner of 10% or more of any class of equity securities.

     "Agreement": This Mortgage Loan Flow Purchase, Sale & Servicing Agreement between the Purchaser and the Sellers.

     "ALTA": The American Land Title Association or any successor thereto.

     "Appraised Value": With respect to any Mortgaged  Property,  the lesser of:
(i) the value thereof as determined by an appraisal or a PHH approved AVM (as defined in the PHH Guide) made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided that, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property shall be based solely upon the value determined by an appraisal or a PHH approved AVM (as defined in the PHH Guide) made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac.

     "ARM Loan": An "adjustable rate" Mortgage Loan, the Note Rate of which is subject to periodic adjustment in accordance with the terms of the Mortgage Note.

     "Assignment": An individual assignment of a Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage Loan to the Purchaser or, in the case of a MERS Mortgage Loan, an electronic transmission to MERS, identifying a transfer of ownership of the related Mortgage to the Purchaser or its designee.

     "Assignment,   Assumption  and   Recognition   Agreement":   The  agreement
substantially in the form of Exhibit 2.05 attached hereto.

     "Assignment of Proprietary Lease": With respect to a Cooperative Loan, an assignment of the Proprietary Lease sufficient under the laws of the jurisdiction wherein the related Cooperative Unit is located to reflect the assignment of such Proprietary Lease.

     "Assignment of Recognition Agreement": With respect to a Cooperative Loan, an assignment of the Recognition Agreement sufficient under the laws of the jurisdiction wherein the related Cooperative Unit is located to reflect the assignment of such Recognition Agreement.

     "AVM": Automated Value Model. Electronic system to calculate the estimated property value from a provider that has been approved by the Seller.

     "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (11 U.S.C. ss.ss. 101-1330), as amended, modified, or supplemented from time to time, and any successor statute, and all rules and regulations issued or promulgated in connection therewith.

     "Business Day": Any day other than (i) a Saturday or Sunday, or (ii) a day on which the Federal Reserve or banking institutions are closed.

     "Code": The Internal Revenue Code of 1986, as amended.

     "Collection Account": The separate Eligible Account or accounts created and maintained pursuant to Section 5.04 which shall be entitled "PHH Mortgage Corporation, as servicer and custodian for the Purchaser of Mortgage Loans under the Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of August 1, 2005.

     "Condemnation Proceeds": All awards or settlements in respect of a taking of an entire Mortgaged Property or a part thereof by exercise of the power of eminent domain or condemnation.

     "Consent": A document executed by the Cooperative Corporation (i) consenting to the sale of the Cooperative Unit to the Mortgagor and (ii) certifying that all maintenance charges relating to the Cooperative Unit have been paid.

     "Control Agreement": With respect to each Pledged Asset Mortgage Loan, the Pledged Collateral Account Control Agreement between the guarantor or mortgagor, as applicable, and the related Pledged Asset Servicer, pursuant to which the guarantor or mortgagor, as applicable, has granted a security interest in a Securities Account.

     "Cooperative Corporation": With respect to any Cooperative Loan, the cooperative apartment corporation that holds legal title to the related Cooperative Project and grants occupancy rights to units therein to stockholders through Proprietary Leases or similar arrangements.

     "Cooperative Lien Search": A search for (a) federal tax liens, mechanics' liens, lis pendens, judgments of record or otherwise against (i) the Cooperative Corporation and (ii) the seller of the Cooperative Unit, (b) filings of Financing Statements and (c) the deed of the Cooperative Project into the Cooperative Corporation.

     "Cooperative Loan": A Mortgage Loan that is secured by a first lien on and a perfected security interest in Cooperative Shares and the related Proprietary Lease granting exclusive rights to occupy the related Cooperative Unit in the building owned by the related Cooperative Corporation.

     "Cooperative Pledge Agreement": The specific agreement creating a first lien on and pledge of the Cooperative Shares and the appurtenant Proprietary Lease securing a Cooperative Loan.

     "Cooperative Project": With respect to any Cooperative Loan, all real property and improvements thereto and rights therein and thereto owned by a Cooperative Corporation including without limitation the land, separate dwelling units and all common elements.

     "Cooperative Shares": With respect to any Cooperative Loan, the shares of stock issued by a Cooperative Corporation and allocated to a Cooperative Unit and represented by a stock certificates.

     "Cooperative Unit": With respect to any Cooperative Loan, a specific unit in a Cooperative Project.

     "Credit Documents": Those documents, comprising part of the Mortgage File, required of the Mortgagor, as described in Section 2 (Specific Loan Program Guidelines) of the PHH Guide. The Credit Documents are specified on Schedule B-2 hereto.

     "Custodial Agreement": The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment and other Legal Documents among the Purchaser, the Servicer and the Custodian.

     "Custodian": The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement as provided therein.

     "Cut-off Date": The first day of the month in which the respective Funding Date occurs.

     "Defective Mortgage Loan": As defined in Section 3.04.

     "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

     "Determination Date": The 16th day of each calendar month, commencing on the 16th day of the month following the Funding Date, or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

     "Due Date": With respect to any Mortgage Loan, the day of the month on which each Monthly Payment is due thereon, exclusive of any days of grace.

     "Due Period": With respect to each Remittance Date, the calendar month occurring in the month preceding such Remittance Date.

     "Eligible Account": Either (i) an account or accounts that are maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, (ii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or (iii) an account or accounts maintained with a federal or state chartered depository institution or trust company that meet the depository requirements of Fannie Mae or Freddie Mac.

     "Environmental Assessment": A "Phase I" environmental assessment of a Mortgaged Property prepared by an Independent Person who regularly conducts environmental assessments and who has any necessary license(s) required by applicable law and has five years experience in conducting environmental assessments.

     "Environmental Conditions Precedent to Foreclosure": As defined in Section 5.13.

     "Environmental Laws": All federal, state, and local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants or industrial, toxic or hazardous substances or wastes into the environment, including ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or industrial, toxic or hazardous substances or wastes or the cleanup or other remediation thereof.

     "Escrow Account": The separate Eligible Account or accounts created and maintained pursuant to Section 5.06 which shall be entitled "PHH Mortgage Corporation, as servicer and custodian for the Purchaser under the Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of August 1, 2005.

     "Escrow Payments": The amounts constituting ground rents, taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

     "Estoppel Letter": A document executed by the Cooperative Corporation certifying, with respect to a Cooperative Unit, (i) the appurtenant Proprietary Lease will be in full force and effect as of the date of issuance thereof, (ii) the related Stock Certificate was registered in the Mortgagor's name and the Cooperative Corporation has not been notified of any lien upon, pledge of, levy of execution on or disposition of such Stock Certificate, and (iii) the Mortgagor is not in default under the appurtenant Proprietary Lease and all charges due the Cooperative Corporation have been paid.

     "Event of Default": Any one of the conditions or circumstances enumerated in Section 10.01.

     "Fannie Mae": The Federal National Mortgage Association or any successor organization.

     "Fannie Mae Guide": The Fannie Mae Selling Guide and Servicing Guide, collectively, in effect on and after the Funding Date.

     "FDIC":  The  Federal  Deposit  Insurance   Corporation  or  any  successor
organization.

     "Fidelity Bond": A fidelity bond to be maintained by the Servicer pursuant to Section 5.12.

     "Financing Statement": A financing statement in the form of a UCC-1 filed pursuant to the Uniform Commercial Code to perfect a security interest in the Cooperative Shares and Pledge Instruments.

     "Financing Statement Change": A financing statement in the form of a UCC-3 filed to continue, terminate, release, assign or amend an existing Financing Statement. "Freddie Mac": The Federal Home Loan Mortgage Corporation or any successor organization.

     "Freddie Mac Servicing Guide": The Freddie Mac Sellers' and Servicers' Guide in effect on and after the Funding Date.

     "Funding Date": Each date that Purchaser purchases Mortgage Loans from the Sellers hereunder.

     "Gross Margin": With respect to each ARM Loan, the fixed percentage added to the Index on each Rate Adjustment Date, as specified in each related Mortgage Note and listed in the Mortgage Loan Schedule.

     "HUD": The United States Department of Housing and Urban Development, or any successor thereto and including the Federal Housing Commissioner and the Secretary of Housing and Urban Development where appropriate under the FHA Regulations.

     "Independent": With respect to any specified Person, such Person who: (i) does not have any direct financial interest or any material indirect financial interest in the applicable Mortgagor, the Sellers, the Purchaser, or their Affiliates; and (ii) is not connected with the applicable Mortgagor, the Sellers, the Purchaser, or their respective Affiliates as an officer, employee, promoter, underwriter, trustee, member, partner, shareholder, director, or Person performing similar functions.

     "Index": With respect to each ARM Loan, on each Rate Adjustment Date, the applicable rate index set forth on the Mortgage Loan Schedule, which shall be an index described on such Mortgage Loan Schedule.

     "Insolvency Proceeding": With respect to any Person: (i) any case, action, or proceeding with respect to such Person before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up, or relief of debtors; or (ii) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of the creditors generally of such Person or any substantial portion of such Person's creditors; in any case undertaken under federal, state or foreign law, including the Bankruptcy Code.

     "Insurance Proceeds": Proceeds of any Primary Insurance Policy, title policy, hazard policy or other insurance policy covering a Mortgage Loan, if any, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own or its Affiliates' account or managed by it for third-party institutional investors.

     "Interest Only Mortgage Loan": A Mortgage Loan that only requires payments of interest for a period of time specified in the related Mortgage Note.

     "Legal Documents": Those documents, comprising part of the Mortgage File, set forth in Schedule B-1 of this Agreement.

     "Lender-Paid Mortgage Insurance Rate": With respect to any Mortgage Loan, the Lender-Paid Mortgage Insurance Rate for any "lender-paid" Primary Insurance Policy shall be a per annum rate equal to the percentage indicated on the Mortgage Loan Schedule.

     "Liquidation Proceeds": Amounts, other than Insurance Proceeds and Condemnation Proceeds, received by the Servicer in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of an REO Property in accordance with the provisions hereof.

     "Loan-to-Value Ratio" or "LTV": With respect to any Mortgage Loan, the original principal balance of such Mortgage Loan divided by the Appraised Value of the related Mortgaged Property, subject to any applicable law for calculating the LTV. The Loan-to-Value Ratio of any Pledged Asset Mortgage Loan shall be calculated by reducing the principal balance of such Pledged Asset Mortgage Loan by the amount of the Original Pledged Asset Requirement with respect to such Mortgage Loan. This is referred to in the PHH Guide as the effective loan-to-value.

     "MAI Appraiser": With respect to any real property, a member of the American Institute of Real Estate Appraisers with a minimum of 5 years of experience appraising real property of a type similar to the real property being appraised and located in the same geographical area as the real property being appraised.

     "MERS":   Mortgage  Electronic   Registration  Systems,  Inc.,  a  Delaware
corporation, or any successor in interest thereto.

     "MERS Eligible Mortgage Loan": Any Mortgage Loan that under applicable law and investor requirements is recordable in the name of MERS in the jurisdiction in which the related Mortgaged Property is located.

     "MERS Mortgage Loan": Any Mortgage Loan as to which the related Mortgage, or an Assignment, has been recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note.

     "Maximum Rate": With respect to each ARM Loan, the rate per annum set forth in the related Mortgage Note as the maximum Note Rate thereunder. The Maximum Rate as to each ARM Loan is set forth on the related Mortgage Loan Schedule.

     "Minimum Rate": With respect to each ARM Loan, the rate per annum set forth in the related Mortgage Note as the minimum Note Rate thereunder. The Minimum Rate as to each ARM Loan is set forth on the related Mortgage Loan Schedule. The floor in all cases will never be less than the Gross Margin.

     "Monthly Advance": The aggregate amount of the advances made by the Servicer on any Remittance Date pursuant to and as more fully described in
Section 6.03.

     "Monthly Payment": The scheduled monthly payment of principal and interest on a Mortgage Loan which is payable by a Mortgagor under the related Mortgage Note.

     "Mortgage": The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on either (i) with respect to a Mortgage Loan other than a Cooperative Loan, an unsubordinated estate in fee simple in real property or (ii) with respect to a Cooperative Loan, the Proprietary Lease and related Cooperative Shares, which in either case secures the Mortgage Note.

     "Mortgaged Property": With respect to a Mortgage Loan, the underlying real property securing repayment of a Mortgage Note, consisting of a fee simple estate.

     "Mortgage File": With respect to a particular Mortgage Loan, those origination and servicing documents, escrow documents, and other documents as are specified on Schedule B-1 and B-2 to this Agreement. Subject to Section 2.03, these documents shall be stored in a secure manner using paper or electronic storage.

     "Mortgage Loan": Each individual mortgage loan or Cooperative Loan (including all documents included in the Mortgage File evidencing the same, all Monthly Payments, Principal Prepayments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds, and other proceeds relating thereto, and any and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith) which is the subject of this Agreement and the related Purchase Price and Terms Letter. The Mortgage Loans subject to this Agreement shall be identified on Mortgage Loan Schedules prepared in connection with each Funding Date.

     "Mortgage Loan Schedule": The list of Mortgage Loans identified on each Funding Date that sets forth the information with respect to each Mortgage Loan that is specified on Schedule A hereto (as amended from time to time to reflect the addition of any Qualified Substitute Mortgage Loans). A Mortgage Loan Schedule will be prepared for each Funding Date.

     "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

     "Mortgagor": The obligor on a Mortgage Note.

     "Negative Amortization": That portion of interest accrued at the Note Rate in any month which exceeds the Monthly Payment on the related Mortgage Loan for such month and which, pursuant to the terms of the Mortgage Note, is added to the principal balance of the Mortgage Loan.

     "Non-recoverable Advance": As of any date of determination, any Monthly Advance or Servicing Advance previously made or any Monthly Advance or Servicing Advance proposed to be made in respect of a Mortgage Loan which, in the good faith judgment of the Servicer and in accordance with the servicing standard set forth in Section 5.01, will not or, in the case of a proposed advance, would not be ultimately recoverable pursuant to Section 5.05 (3) or (4) hereof. The determination by the Servicer that it has made a Non-recoverable Advance or that any proposed advance would constitute a Non-recoverable Advance shall be evidenced by an Officer's Certificate satisfying the requirements of Section
6.04 hereof and delivered to the Purchaser on or before the Determination Date in any month.

     "Note  Rate":   With  respect  to  any  Mortgage   Loan  at  any  time  any
determination thereof is to be made, the annual rate at which interest accrues thereon.

     "Offering Materials": All documents, tapes, or other materials relating to the Mortgage Loans provided by Seller to Purchaser prior to Purchaser submitting its bid to purchase the Mortgage Loans.

     "Officers' Certificate": A certificate signed by (i) the President or a Vice President and (ii) the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered by the Servicer to the Purchaser as required by this Agreement.

     "Original Pledged Asset Requirement": With respect to any Pledged Asset Mortgage Loan, an amount equal to the Pledged Assets required at the time of the origination of such Pledged Asset Mortgage Loan. Even though for other purposes the Original Pledged Asset Requirement may actually exceed thirty percent (30%) of the original principal balance of a Pledged Asset Mortgage Loan, solely for purposes of the Required Surety Payment, the Original Pledged Asset Requirement for a Pledged Asset Mortgage Loan will be deemed not to exceed thirty percent (30%) of its original principal balance.

     "Payment Adjustment Date": With respect to each ARM Loan or Interest Only Mortgage Loan, the date on which Monthly Payments shall be adjusted. With respect to each ARM, Payment Adjustment Date shall occur on the date which is eleven months from the first payment date for the Mortgage Loan, unless otherwise specified in the Mortgage Note, and on each anniversary of such first Payment Adjustment Date.

     "Payoff": With respect to any Mortgage Loan, any payment or recovery received in advance of the last scheduled Due Date of such Mortgage Loan, which payment or recovery consists of principal in an amount equal to the outstanding principal balance of such Mortgage Loan, all accrued and unpaid prepayment penalties, premiums, and/or interest with respect thereto, and all other unpaid sums due with respect to such Mortgage Loan.

     "Periodic Rate Cap": With respect to each ARM Loan, the maximum or minimum permissible percentage increases and decreases in the Note Rate on any Rate Adjustment Date determined in accordance with the related Mortgage Note.

     "Permitted Investments": Investments that mature, unless payable on demand, not later than the Business Day preceding the related Remittance Date; provided that such investments shall only consist of the following:

          (i) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) repurchase obligations (the collateral for which is held by a third party) with respect to any security described in clause (i) above, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of its two highest rating categories;

          (iii) certificates of deposit, time deposits and bankers' acceptances of any bank or trust company incorporated under the laws of the United States or any state, provided that the long-term unsecured debt obligations of such bank or trust company (or, in the case of the principal depository institution of a depository institution holding company, the long-term unsecured debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in one of its two highest rating categories;

          (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest rating category; and

          (v) any other demand, money market or time deposit account or obligation, or interest-bearing or other security or investment, acceptable to the Purchaser (such acceptance evidenced in writing);

provided further that "Permitted Investments" shall not include any instrument described hereunder which evidences either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

     "Person": Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "PHH Guide": As defined in paragraph 3 of the Preliminary Statement to this Agreement.

     "Pledge Agreements": Each Control Agreement and Pledged Asset Agreement for each Pledged Asset Mortgage Loan.

     "Pledged Assets": With respect to any Pledged Asset Mortgage Loan, the related Securities Account and the financial assets held therein subject to a security interest pursuant to the related Pledged Asset Agreement.

     "Pledged Asset Agreement": With respect to each Pledged Asset Mortgage Loan, the Pledge Agreement for Securities Account between the related Mortgagor and the related Pledged Asset Servicer pursuant to which such Mortgagor granted a security interest in the related securities and other financial assets held therein.

     "Pledged Asset Mortgage Loan": Each Mortgage Loan as to which Pledged Assets, in the form of a security interest in the Securities Account and the financial assets held therein and having a value, as of the date of origination of such Mortgage Loan, of at least equal to the related Original Pledged Asset Requirement, were required to be provided at the closing thereof, which is subject to the terms of this Agreement from time to time.

     "Pledged Asset Servicer": The entity responsible for administering and servicing the Pledged Assets with respect to a Pledged Asset Mortgage Loan, as identified in the Purchase Price and Terms Letter.

     "Pledged Asset Servicing Agreement": With respect to each Pledged Asset Mortgage Loan, the Agreement between the related Pledged Asset Servicer and PHH, including any exhibits thereto, pursuant to which such Pledged Asset Servicer shall service and administer the related Pledged Assets.

     "Pledge Instruments": With respect to each Cooperative Loan, the Stock Power, the Assignment of the Proprietary Lease, the Assignment of the Mortgage Note and the Cooperative Pledge Agreement.

     "Prepaid Monthly Payment": Any Monthly Payment received prior to its scheduled Due Date and which is intended to be applied to a Mortgage Loan on its scheduled Due Date.

     "Prepayment Interest Shortfall Amount": With respect to any Mortgage Loan that was subject to a voluntary (not including discounted payoffs and short sales) Principal Prepayment in full or in part during any Principal Prepayment Period, the amount, if any, by which one month's interest at the related Remittance Rate on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

     "Prepayment Penalty": With respect to a Prepayment Penalty Loan, the prepayment charge or penalty interest required to be paid by the Mortgagor in connection with a prepayment of the related Mortgage Loan, as provided in the related Mortgage Note or Mortgage, and as specified on the related Mortgage Loan Schedule.

     "Prepayment Penalty Loan": Each Mortgage Loan identified on the related Mortgage Loan Schedule with respect to which the Mortgagor must pay a Prepayment Penalty in connection with a Principal Prepayment.

     "Primary Insurance Policy": Each primary policy of mortgage insurance in effect with respect to a Mortgage Loan and as so indicated on the Mortgage Loan Schedule, or any replacement policy therefor obtained by the Servicer pursuant to Section 5.08.

     "Principal Prepayment": Any payment or other recovery of principal on a Mortgage Loan (including a Payoff), other than a Monthly Payment or a Prepaid Monthly Payment which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment and which is intended to reduce the principal balance of the Mortgage Loan.

     "Principal Prepayment Period": The Due Period preceding the related Remittance Date.

     "Proprietary Lease": The lease on a Cooperative Unit evidencing the possessory interest of the owner of the Cooperative Shares in such Cooperative Unit.

     "Purchase Price": As to each Mortgage Loan to be sold hereunder, the price set forth in the Mortgage Loan Schedule and the related Purchase Price and Terms Letter.

     "Purchase Price and Terms Letter": With respect to each purchase of Mortgage Loans hereunder, that certain letter agreement setting forth the general terms and conditions of such transaction and identifying the Mortgage Loans to be purchased thereunder by and between the Sellers and the Purchaser, which will be in a form mutually acceptable to the parties.

     "Purchaser": Bank of America, National Association, or its successor in interest or any successor under this Agreement appointed as herein provided.

     "Purchaser's Account": The account of the Purchaser at a bank or other entity most recently designated in a written notice by the Purchaser to the Sellers as the "Purchaser's Account."

     "Qualified Mortgage Insurer": A mortgage guaranty insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located if such qualification is necessary to issue the applicable insurance policy or bond, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, and approved as an insurer by Fannie Mae or Freddie Mac (or with a different rating as may be required by a Rating Agency in connection with a Securitization in order to achieve the desired ratings for the securities to be issued).

     "Qualified Substitute Mortgage Loan": A Mortgage Loan substituted by a Seller for a Deleted Mortgage Loan which must, on the date of such substitution,
(i) have an outstanding principal balance, after deduction of all scheduled payments due and received in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Unpaid Principal Balance of the Deleted Mortgage Loan and not less than ninety percent (90%) of the Unpaid Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be distributed by the applicable Seller to the Purchaser in the month of substitution), (ii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (iii) have a Note Rate not less than (and not more than one percentage point greater than) the Note Rate of the Deleted Mortgage Loan, (iv) with respect to each ARM Loan, have a Minimum Rate not less than that of the Deleted Mortgage Loan, (v) with respect to each ARM Loan, have a Maximum Rate not less than that of the Deleted Mortgage Loan and not more than two (2) percentage points above that of the Deleted Mortgage Loan, (vi) with respect to each ARM Loan, have a Gross Margin not less than that of the Deleted Mortgage Loan, (vii) with respect to each ARM

Loan,  have a  Periodic  Rate Cap equal to that of the  Deleted  Mortgage  Loan,
(viii) have a Loan-to-Value Ratio at the time of substitution equal to or less than the Loan-to-Value Ratio of the Deleted Mortgage Loan at the time of substitution, (ix) with respect to each ARM Loan, have the same Rate Adjustment Date as that of the Deleted Mortgage Loan, (x) with respect to each ARM Loan, have the same Index as that of the Deleted Mortgage Loan, (xi) comply as of the date of substitution with each representation and warranty set forth in Sections 3.01, 3.02 and 3.03, (xii) be in the same or higher credit grade category as the Deleted Mortgage Loan and (xiii) have the same prepayment penalty term and calculation.

     "Rate Adjustment Date": With respect to each ARM Loan, the date on which the Note Rate adjusts.

     "Rating Agency": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., and Fitch, Inc.

     "Recognition Agreement": An agreement among a Cooperative Corporation, a lender and a Mortgagor with respect to a Cooperative Loan whereby such parties
(i) acknowledge that such lender may make, or intends to make, such Cooperative Loan, and (ii) make certain agreements with respect to such Cooperative Loan.

     "Record Date": The close of business of the first Business Day of the month of the related Remittance Date.

     "Refinanced Mortgage Loan": A Mortgage Loan that was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which were used in whole or part to satisfy an existing mortgage.

     "Reg AB": Shall have the meaning assigned to such term in Section 3.05.

     "REMIC": A "real estate mortgage  investment conduit" within the meaning of
Section 860D of the Internal Revenue Code or any similar tax vehicle providing for the pooling of assets (such as a Financial Asset Security Investment Trust).

     "Remittance Date": The 18th day of each calendar month, commencing on the 18th day of the month following the month in which the Funding Date occurs, or, if such 18th day is not a Business Day, then the Business Day immediately preceding such 18th day.

     "Remittance Rate": With respect to each Mortgage Loan, the related Note Rate minus the Servicing Fee Rate.

     "REO Disposition": The final sale by the Servicer of any REO Property.

     "REO Disposition Proceeds": All amounts received with respect to any REO Disposition.

     "REO Property": A Mortgaged Property acquired by the Servicer on behalf of the Purchaser as described in Section 5.14.

     "Repurchase Price": As to (a) any Defective Mortgage Loan required to be repurchased hereunder with respect to which a breach occurred or (b) any Mortgage Loan required to be repurchased pursuant to Section 3.04 and/or Section 7.02, a price equal to (i) (A) for claims for which notice has been provided within twelve (12) months following the related Funding Date, the product of the Unpaid Principal Balance of such Mortgage Loan at the time of repurchase, times the greater of (x) the purchase price percentage used to calculate the Purchase Price, or (y) 100%, and (B) for claims for which notice has been provided after twelve (12) months following the related Funding Date, the Unpaid Principal Balance of the Mortgage Loan plus (ii) interest on such Unpaid Principal Balance at the Remittance Rate from the date on which interest has last been paid and distributed to the Purchaser to the last day of the month in which such repurchase occurs, less amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Collection Account for distribution in the month of repurchase, plus all costs and expenses incurred by the Purchaser arising out of or based upon such breach, including without limitation, costs and expenses incurred in the enforcement of the applicable Seller's repurchase obligation hereunder plus (iii) with respect to any Mortgage Loan subject to a Securitization, any costs and damages incurred by the related trust in connection with any violation by such Mortgage Loan of any predatory or abusive lending law.

     "Required Surety Payment": With respect to any defaulted Pledged Asset Mortgage Loan for which a claim is payable under the related Surety Bond under the procedures referred to herein, the lesser of (i) the principal portion of the realized loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Pledged Assets required at origination with respect to such Mortgage Loan (but not more than 30% of the original principal balance of such Mortgage Loan) over (b) the net proceeds realized by the related Pledged Asset Servicer from the related Pledged Assets.

     "Scheduled Principal Balance": With respect to any Mortgage Loan, (i) the outstanding principal balance as of the Funding Date after application of principal payments due on or before such date whether or not received, minus
(ii) all amounts previously remitted to the Purchaser with respect to such Mortgage Loan representing (a) payments or other recoveries of principal, or (b) advances of principal made pursuant to Section 6.03.

     "Securities Account": With respect to any Pledged Asset Mortgage Loans, the account, together with the financial assets held therein, that is the subject of the related Pledged Asset Agreement.

     "Securitization": Shall have the meaning assigned to such term in Section 3.05.

     "Sellers": PHH Mortgage Corporation, a New Jersey corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), a Delaware business trust, or their successors in interest or any successor under this Agreement appointed as herein provided.

     "Servicer": PHH Mortgage Corporation, a New Jersey corporation.

     "Servicing Advances": All "out of pocket" costs and expenses that are customary, reasonable and necessary which are incurred by the Servicer in the performance of its servicing obligations hereunder, including (without duplication) (i) reasonable attorneys' fees and (ii) the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the servicing, management and liquidation of any Specially Serviced Mortgaged Loans and/or any REO Property, and (d) compliance with the Servicer's obligations under Section 5.08.

     "Servicing Event": Any of the following events with respect to any Mortgage
Loan: (i) any Monthly Payment being more than 60 days delinquent; (ii) any filing of an Insolvency Proceeding by or on behalf of the related Mortgagor, any consent by or on behalf of the related Mortgagor to the filing of an Insolvency Proceeding against such Mortgagor, or any admission by or on behalf of such Mortgagor of its inability to pay such Person's debts generally as the same become due; (iii) any filing of an Insolvency Proceeding against the related Mortgagor that remains undismissed or unstayed for a period of 60 days after the filing thereof; (iv) any issuance of any attachment or execution against, or any appointment of a conservator, receiver or liquidator with respect to, all or substantially all of the assets of the related Mortgagor or with respect to any Mortgaged Property; (v) any receipt by the Servicer of notice of the foreclosure or proposed foreclosure of any other lien on the related Mortgaged Property; or
(vi) any proposal of a material modification (as reasonably determined by the Seller) to such Mortgage Loan due to a default or imminent default under such Mortgage Loan.

     "Servicing Fee": The annual fee, payable monthly to the Servicer out of the interest portion of the Monthly Payment and or Payoff actually received on each Mortgage Loan. The Servicing Fee with respect to each Mortgage Loan for any calendar month (or a portion thereof) shall be 1/12 of the product of (i) the Unpaid Principal Balance of the Mortgage Loan and (ii) the Servicing Fee Rate applicable to such Mortgage Loan.

     "Servicing Fee Rate": With respect to each Mortgage Loan, the rate specified on the Mortgage Loan Schedule.

     "Servicing Officer": Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a written list of servicing officers furnished by the Servicer to the Purchaser upon request therefor by the Purchaser, as such list may from time to time be amended.

     "Specially Serviced Mortgage Loan": A Mortgage Loan as to which a Servicing Event has occurred and is continuing.

     "Stock Certificate": With respect to a Cooperative Loan, the certificates evidencing ownership of the Cooperative Shares issued by the Cooperative Corporation.

     "Stock Power": With respect to a Cooperative Loan, an assignment of the Stock Certificate or an assignment of the Cooperative Shares issued by the Cooperative Corporation.

     "Subservicer": Any Person with which the Servicer has entered into a Subservicing Agreement, provided that such Person is a Fannie Mae or Freddie Mac approved seller/servicer in good standing and no event has occurred, including but not limited to a change in insurance coverage, that would make it unable to comply with the eligibility for seller/servicers imposed by Fannie Mae or Freddie Mac.

     "Subservicing Agreement": Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 5.01(3).

     "Surety Bond": With respect to each Pledged Asset Mortgage Loan, the surety bond issued by the related Surety Bond Issuer covering such Pledged Asset Mortgage Loan.

     "Surety Bond Issuer": With respect to each Pledged Asset Mortgage Loan, the surety bond issuer for the related Surety Bond covering such Pledged Asset Mortgage Loan, as identified in the Purchase Price and Terms Letter.

     "Uniform Commercial Code": The Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

     "Unpaid Principal Balance": With respect to any Mortgage Loan, at any time, the actual outstanding principal balance then payable by the Mortgagor under the terms of the related Mortgage Note including any cumulative Negative Amortization.

     "VA": The United States Department of Veterans Affairs.

     "Warranty Bill of Sale": A warranty bill of sale with respect to the Mortgage Loans purchased on a Funding Date in the form annexed hereto as Exhibit 10.

                                   ARTICLE II
          SALE AND CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE
         FILES; BOOKS AND RECORDS; DELIVERY OF MORTGAGE LOAN DOCUMENTS

     Section 2.01  Sale and Conveyance of Mortgage Loans.
                   --------------------------------------

     Seller agrees to sell and Purchaser agrees to purchase, from time to time, those certain Mortgage Loans identified in a Mortgage Loan Schedule, at the price and on the terms set forth herein and in the related Purchase Price and Terms Letter. Purchaser, on any Funding Date, shall be obligated to purchase only such Mortgage Loans set forth in the applicable Mortgage Loan Schedule, which shall be delivered by the Sellers to the Purchaser no later than 5 Business Days prior to the related Funding Date, subject to the terms and conditions of this Agreement and the related Purchase Price and Terms Letter.

     The closing shall, at Purchaser's option be either: by telephone, confirmed by letter or wire as the parties shall agree; or conducted in person at such place as the parties shall agree. On the Funding Date and subject to the terms and conditions of this Agreement, each Seller will sell, transfer, assign, set over and convey to the Purchaser, without recourse except as set forth in this Agreement, and the Purchaser will purchase, all of the right, title and interest of the applicable Seller in and to the Mortgage Loans being conveyed by it hereunder, as identified on the Mortgage Loan Schedule.

     Examination of the Mortgage Files may be made by Purchaser or its designee as follows. No later than 5 Business Days prior to the Funding Date, Seller will deliver to Purchaser or its Custodian, Legal Documents required pursuant to Schedule B-1. The Custodian shall be required to certify its receipt of the Legal Documents required to be delivered pursuant to the Custodial Agreement prior to the related Funding Date, as evidenced by the initial certification of the Custodian in the form annexed to the Custodial Agreement. Upon Purchaser's request, Seller shall make the Credit Documents available in either original paper form or, subject to Section 2.03, electronic imaged format to Purchaser for review, at Seller's place of business and during reasonable business hours. If Purchaser makes such examination prior to the Funding Date and identifies any Mortgage Loans that do not conform to the PHH Guide, such Mortgage Loans will be deleted from the Mortgage Loan Schedule at Purchaser's discretion. Purchaser may, at its option and without notice to Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. In addition to any rights granted to the Purchaser hereunder to underwrite the Mortgage Loans and review the Legal Documents and Credit Documents prior to the Funding Date, the Purchaser shall be entitled to conduct a due diligence review of the Mortgage Files in accordance with the timetable and any additional terms and conditions set forth in the Purchase Price and Terms Letter. The fact that Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Loan files shall not affect Purchaser's rights to demand repurchase, substitution or other relief as provided herein.

     On the Funding Date and in accordance with the terms herein, Purchaser will pay to Seller by 3:00 p.m. Eastern Standard Time, by wire transfer of immediately available funds, the Purchase Price, together with interest, if any, accrued from the Cut-off Date through the day immediately preceding the Funding Date, according to the instructions to be provided, respectively, by PHH Mortgage and the Trust. Seller, simultaneously with the payment of the Purchase Price, shall execute and deliver to Purchaser a Warranty Bill of Sale with respect to the Mortgage Loans in the form annexed hereto as Exhibit 10.

     Purchaser shall be entitled to all scheduled principal due after the Cut-off Date, all other recoveries of principal collected after the Cut-off Date and all payments of interest on the Mortgage Loans (minus that portion of any such payment which is allocable to the period prior to the Cut-off Date). Notwithstanding the foregoing, on the first Remittance Date after the Funding Date the Purchaser shall be entitled to receive the interest accrued from the Cut-off Date through the day immediately preceding the Funding Date. The principal balance of each Mortgage Loan as of the Cut-off Date is determined after application of payments of principal due on or before the Cut-off Date whether or not collected. Therefore, payments of scheduled principal and interest prepaid for a due date beyond the Cut-off Date shall not be applied to the principal balance as of the Cut-off Date. Such prepaid amounts shall be the property of Purchaser. Seller shall hold any such prepaid amounts for the benefit of Purchaser for subsequent remittance by Seller to Purchaser. All scheduled payments of principal due on or before the Cut-off Date and collected by Servicer after the Cut-off Date shall belong to Seller.

     Section 2.02  Possession of Mortgage Files.
                   -----------------------------

     Upon the sale of any Mortgage Loan, the ownership of such Mortgage Loan, including the Mortgage Note, the Mortgage, the contents of the related Mortgage File and all rights, benefits, payments, proceeds and obligations arising therefrom or in connection therewith, shall then be vested in the Purchaser, and the ownership of all records and documents with respect to such Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and, to the extent retained by the Seller, shall be retained and maintained, in trust, by the Seller at the will of the Purchaser in a custodial capacity only. The contents of such Mortgage File not delivered to the Purchaser are and shall be held in trust by the Seller for the benefit of the Purchaser as the owner thereof and the Sellers' possession of the contents of each Mortgage File so retained is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Seller is in a custodial capacity only. Mortgage Files shall be maintained by the Seller and the books and records of the Seller shall clearly reflect the sale of the related Mortgage Loan to the Purchaser. Each Seller shall release from its custody of the contents of any Mortgage File only in accordance with written instructions from the Purchaser, except where such release is required as incidental to the Servicer's servicing of the Mortgage Loans or is in connection with a repurchase or substitution of any such Mortgage Loan pursuant to Section 3.04.

     Any documents released to a Seller or the Servicer in connection with the foreclosure or servicing of any Mortgage Loan shall be held by such Person in trust for the benefit of the Purchaser in accordance with this Section 2.02. Such Person shall return to the Purchaser such documents when such Person's need therefor in connection with such foreclosure or servicing no longer exists (unless sooner requested by the Purchaser); provided that, if such Mortgage Loan is liquidated, then, upon the delivery by a Seller or the Servicer to the Purchaser of a request for the release of such documents and a certificate certifying as to such liquidation, the Purchaser shall promptly release and, to the extent necessary, deliver to such Person such documents.

     Section 2.03  Books and Records.
                   ------------------

     From and after the sale of the Mortgage Loans to the Purchaser all rights arising out of the Mortgage Loans, including, but not limited to, all funds received on or in connection with the Mortgage Loans, shall be received and held by the Sellers in trust for the benefit of the Purchaser as owner of the Mortgage Loans, and the Sellers, if applicable, shall retain record title to the related Mortgages for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans.

     The sale of each Mortgage Loan shall be reflected on the applicable Seller's balance sheet and other financial statements, tax returns and business records as a sale of assets by the applicable Seller. Each Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans it conveyed to the Purchaser, which shall be clearly marked to reflect the sale of each Mortgage Loan to the Purchaser and the ownership of each Mortgage Loan by the Purchaser. In particular, each Seller shall maintain in its possession, available for inspection by the Purchaser, or its designee, and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property and periodic inspection reports as required by Section 5.19. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Sellers may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Sellers comply with the requirements of Fannie Mae or Freddie Mac.

     Section 2.04  Defective Documents; Delivery of Mortgage Loan Documents.
                   ---------------------------------------------------------

     If, subsequent to the related Funding Date, the Purchaser or either Seller finds any document or documents constituting a part of a Mortgage File to be defective or missing in any material respect (in this Section 2.04, a "Defect"), the party discovering such Defect shall promptly so notify the other parties. Any Mortgage that is not executed as required or does not strictly comply with all material legal requirements shall be deemed to have a Defect. If the Defect pertains to the Mortgage Note or the Mortgage, then the applicable Seller shall have a period of 60 days within which to correct or cure any such defect after the earlier of such Seller's discovery of same or such Seller being notified of same. If such Defect can ultimately be cured but is not reasonably expected to be cured within such 60 day period, such Seller shall have such additional time as is reasonably determined by the Purchaser to cure or correct such Defect, but not to exceed an additional 45 days, provided that such Seller has commenced curing or correcting such Defect and is diligently pursuing same. If the Defect pertains to any other document constituting a part of a Mortgage File, then such Seller shall have a period of 60 days within which to correct or cure any such Defect after the earlier of such Seller's discovery of same or such Seller being notified of same. If such Defect can ultimately be cured but is not reasonably expected to be cured within the 60 day period, then such Seller shall have such additional time as is reasonably determined by the Purchaser to cure or correct such Defect, but not to exceed an additional 45 days, provided such Seller has commenced curing or correcting such Defect and is diligently pursuing same. PHH Mortgage hereby covenants and agrees that, if any material defect cannot be corrected or cured, the related Mortgage Loan shall automatically constitute, upon the expiration of the applicable cure period described above and without any further action by any other party, a Defective Mortgage Loan, whereupon PHH Mortgage shall repurchase such Mortgage Loan by paying to the Purchaser the Repurchase Price therefor in accordance with Section 3.04.

     The applicable Seller will, with respect to each Mortgage Loan to be purchased by the Purchaser, deliver and release to the Purchaser the Legal Documents as set forth in Section 2.01. If the applicable Seller cannot deliver an original Mortgage with evidence of recording thereon, original assumption, modification and substitution agreements with evidence of recording thereon or an original intervening assignment with evidence of recording thereon within the applicable time periods, then such Seller shall promptly deliver to the Purchaser such original Mortgages and original intervening assignments with evidence of recording indicated thereon upon receipt thereof from the public recording official, except in cases where the original Mortgage or original intervening assignments are retained permanently by the recording office, in which case, such Seller shall deliver a copy of such Mortgage or intervening assignment, as the case may be, certified to be a true and complete copy of the recorded original thereof by the local public recording official. If the applicable Seller cannot deliver the original security instrument or if an original intervening assignment has been lost, then the applicable Seller will deliver a copy of such security instrument or intervening assignment, certified by the local public recording official. If the original title policy has been lost, the applicable Seller will deliver a duplicate original title policy.

     If the original Mortgage was not delivered pursuant to the preceding paragraph, then the applicable Seller shall use its best efforts to promptly secure the delivery of such originals and shall cause such originals to be delivered to the Purchaser promptly upon receipt thereof. Notwithstanding the foregoing, if the original Mortgage, original assumption, modification, and substitution agreements, the original of any intervening assignment or the original policy of title insurance is not so delivered to the Purchaser within 180 days following the Funding Date, then, upon written notice by the Purchaser to PHH Mortgage, the Purchaser may, in its sole discretion, then elect (by providing written notice to PHH Mortgage) to treat such Mortgage Loan as a Defective Mortgage Loan, whereupon PHH Mortgage shall repurchase such Mortgage Loan by paying to the Purchaser the Repurchase Price therefor in accordance with
Section 3.04. It is understood that from time to time certain local recorder offices become backlogged with document volume. It is agreed that the Seller will provide an Officer's Certificate to document that the Seller has performed all necessary tasks to insure delivery of the required documentation within 180 days and the delay beyond 180 is caused by the backlog. If the delay exceeds 360 days, regardless of the backlog the Purchaser may elect to either collect the documents with its own resources with the reasonable cost and expense to be borne by the Seller or treat such Mortgage Loan as a Defective Mortgage Loan, whereupon PHH Mortgage shall repurchase such Mortgage Loan by paying to the Purchaser the Repurchase Price therefor in accordance with Section 3.04. The fact that the Purchaser has conducted or failed to conduct any partial or complete examination of the Mortgage Files shall not affect its right to demand repurchase or any other remedies provided in this Agreement.

     At the Purchaser's request, the Assignments shall be promptly recorded in the name of the Purchaser or in the name of a Person designated by the Purchaser in all appropriate public offices for real property records. If any such Assignment is lost or returned unrecorded because of a defect therein, then the applicable Seller shall promptly prepare a substitute Assignment to cure such defect and thereafter cause each such Assignment to be duly recorded. All recording fees related to such a one-time recordation of the Assignments by a Seller shall be paid by the applicable Seller.

     In addition to the foregoing, in connection with the assignment of any MERS Mortgage Loan or MERS Eligible Mortgage Loan, the Sellers agree that on or prior to each Funding Date it will cause, at its own expense, the MERS System to indicate that the related Mortgage Loans have been assigned by the applicable Seller to the Purchaser in accordance with this Agreement by entering in the MERS System the information required by the MERS System to identify the Purchaser as owner of such Mortgage Loans. The Sellers further agree that they will not alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

     Section 2.05  Transfer of Mortgage Loans.
                   ---------------------------

     Subject to the provisions of this Section 2.05, the Purchaser shall have the right, without the consent of the Sellers, at any time and from time to time, to assign any of the Mortgage Loans and all or any part of its interest under this Agreement and designate any person to exercise any rights of the Purchaser hereunder, and the assignees or designees shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans. The Sellers recognize that the Mortgage Loans may be divided into "packages" for resale ("Mortgage Loan Packages").

     All of the provisions of this Agreement shall inure to the benefit of the Purchaser and any such assignees or designees. All references to the Purchaser shall be deemed to include its assignees or designees. Utilizing resources reasonably available to the Seller without incurring any cost except the Seller's overhead and employees' salaries, the applicable Seller shall cooperate in any such assignment of the Mortgage Loans and this Agreement; provided that the Purchaser shall bear all third party costs associated with any such assignment of the Mortgage Loans and this Agreement other than such Seller's overhead or employees' salaries.

     The Servicer and Purchaser agree that in no event will the Servicer be required to remit funds or make available via Servicer's website remittance reports to more than four (4) Persons (not including the Servicer or any Affiliate or transferee thereof) at any given time with respect to any Mortgage Loans sold on a particular Funding Date.

     The Servicer and the Purchaser acknowledge that the Servicer shall continue to remit payments to the Purchaser on the Remittance Date after the transfer of the Mortgage Loans, unless the Servicer was notified in writing of the new record owner of the Mortgage Loans 3 Business Days prior to the Record Date, in which case, the Servicer shall remit to the new record owner (or trustee or master servicer, as the case may be) of the Mortgage Loans.

     Any prospective assignees of the Purchaser who have entered into a commitment to purchase any of the Mortgage Loans may review and underwrite the Servicer's servicing and origination operations, upon reasonable prior notice to the Servicer, and the Servicer shall cooperate with such review and underwriting to the extent such prospective assignees request information or documents that are reasonably available and can be produced without unreasonable expense or effort. The Servicer shall make the Mortgage Files related to the Mortgage Loans held by the Servicer available at the Servicer's principal operations center for review by any such prospective assignees during normal business hours upon reasonable prior notice to the Servicer (in no event less than fifteen (15) days prior notice). The Servicer may, in its sole discretion, require that such prospective assignees sign a confidentiality agreement with respect to such information disclosed to the prospective assignee which is not available to the public at large and a release agreement with respect to its activities on the Servicer's premises.

     The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans. The Purchaser may, subject to the terms of this Agreement, sell and transfer, in whole or in part, any or all of the Mortgage Loans; provided that no such sale and transfer shall be binding upon the Servicer unless such transferee shall agree in writing to an Assignment,

Assumption and Recognition Agreement, in substantially the form of Exhibit 2.05 attached hereto, and an executed copy of such Assignment, Assumption and Recognition Agreement shall have been delivered to the Servicer. The Servicer shall evidence its acknowledgment of any transfers of the Mortgage Loans to any assignees of the Purchaser by executing such Assignment, Assumption and Recognition Agreement. The Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans by any such assignees, and the previous Purchaser shall be released from its obligations hereunder accruing after the date of transfer to the extent such obligations relate to Mortgage Loans sold by the Purchaser. This Agreement shall be binding upon and inure to the benefit of the Purchaser and the Servicer and their permitted successors, assignees and designees.

                                  ARTICLE III
            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER;
             REPURCHASE AND SUBSTITUTION; REVIEW OF MORTGAGE LOANS

     Section 3.01  Representations and Warranties of each Seller.
                   ----------------------------------------------

     Each Seller, as to itself, represents, warrants and covenants to the Purchaser that as of each Funding Date or as of such date specifically provided herein:

(1) Due Organization. The Seller is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all licenses necessary to carry on its business now being conducted and is licensed, qualified and in good standing under the laws of each state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification; no demand for such qualification has been made upon the Seller by any state having jurisdiction and in any event the Seller is or will be in compliance with the laws of any such state to the extent necessary to enforce each Mortgage Loan and with respect to PHH Mortgage, service each Mortgage Loan in accordance with the terms of this Agreement.

(2) Due Authority. The Seller had the full power and authority and legal right to originate the Mortgage Loans that it originated, if any, and to acquire the Mortgage Loans that it acquired. The Seller has the full power and authority to hold each Mortgage Loan, to sell each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, receivership, conservatorship, insolvency, moratorium and other laws relating to or affecting creditors' rights generally or the rights of creditors of banks and to the general principles of equity (whether such enforceability is considered in a proceeding in equity or at law).

(3) No Conflict. The execution and delivery of this Agreement, the acquisition or origination, as applicable, of the Mortgage Loans by the Seller, the sale of the Mortgage Loans, the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, will not conflict with or result in a breach of any of the terms, conditions or provisions of the Seller's organizational documents and bylaws or any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans;

(4) Ability to Perform; Solvency. The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent. The sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Seller's creditors;

(5) No Material Default. Neither the Seller nor any of its Affiliates is in material default under any agreement, contract, instrument or indenture of any nature whatsoever to which the Seller or any of its Affiliates is a party or by which it (or any of its assets) is bound, which default would have a material adverse effect on the ability of the Seller to perform under this Agreement, nor, to the best of the Seller's knowledge, has any event occurred which, with notice, lapse of time or both, would constitute a default under any such agreement, contract, instrument or indenture and have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement;

(6) Financial Statements. PHH Mortgage has delivered to the Purchaser financial statements as to its fiscal year ended December 31, 2004. Except as has previously been disclosed to the Purchaser in writing: (a) such financial statements fairly present the results of operations and changes in financial position for such period and the financial position at the end of such period of PHH Mortgage and its subsidiaries; and (b) such financial statements are true, correct and complete as of their respective dates and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto. The Trust has delivered to the Purchaser financial statements dated as of December 31, 2004 (the "Trust Financials") and such Trust Financials fairly present the results of operations and changes in financial position for such period and the financial position at the end of such period of the Trust. Except as has previously been disclosed to the Purchaser in writing, there has been no change in such Trust Financials since their date and the Trust is not aware of any errors or omissions therein;

(7) No Change in Business. There has been no change in the business, operations, financial condition, properties or assets of the applicable Seller since (i) in the case of PHH Mortgage, the date of its financial statements and (ii) in the case of the Trust, the date of delivery of the Trust Financials, that would have a material adverse effect on the ability of the applicable Seller to perform its obligations under this Agreement;

(8) No Litigation Pending. There is no action, suit, proceeding or investigation pending or, to the best of the Seller's knowledge, threatened, against the Seller, which, either in any one instance or in the aggregate, if determined adversely to the Seller would adversely affect the sale of the Mortgage Loans to the Purchaser or the execution, delivery or enforceability of this Agreement or result in any material liability of the Seller, or draw into question the validity of this Agreement, or have a material adverse effect on the financial condition of the Seller;

(9) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement, the delivery of the Mortgage Files to the Purchaser, the sale of the Mortgage Loans to the Purchaser or the consummation of the transactions contemplated by this Agreement or, if required, such approval has been obtained prior to the Funding Date;

(10) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

(11) No Broker. The Seller has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction;

(12) No Untrue Information. Neither this Agreement nor any statement, report or other agreement, document or instrument furnished or to be furnished pursuant to this Agreement contains or will contain any materially untrue statement of fact or omits or will omit to state a fact necessary to make the statements contained therein not misleading.

(13) Non-solicitation. In the event the Seller chooses to solicit any Mortgagors (in writing or otherwise) to refinance any of the Mortgage Loans during the term of this Agreement, such solicitations shall be directed at all of Seller's customers and will not be exclusively directed towards the Mortgagors relating to the Mortgage Loans sold hereunder;

(14) Privacy. The Seller agrees and acknowledges that as to all nonpublic personal information received or obtained by it with respect to any Mortgagor:
(a) such information is and shall be held by Seller in accordance with all applicable law, including but not limited to the privacy provisions of the Gramm-Leach Bliley Act; (b) such information is in connection with a proposed or actual secondary market sale related to a transaction of the Mortgagor for purposes of 16 C.F.R.ss.313.14(a)(3); and (c) Seller is hereby prohibited from disclosing or using any such information other than to carry out the express provisions of this Agreement, or as otherwise permitted by applicable law;

(15) Selection Process. The Mortgage Loans will be selected on such Funding Date from among the outstanding fixed and adjustable rate one- to four-family mortgage loans in the Seller's portfolio at such Funding Date as to which the representations and warranties set forth in Section 3.03 could be made and such selection will not be made in a manner so as to affect adversely the interests of the Purchaser;

(16) Sale Treatment. The Seller has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes;

(17) Anti-Money Laundering Law Compliance. The Seller has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws"); the Seller has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws;

(18) Securities Law Compliance. Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Mortgage Loans, any interest in any Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Mortgage Loans, any interest in any Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to any Mortgage Loans, any interest in any Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 or which would render the disposition of any Mortgage Loans a violation of Section 5 of the Securities Act of 1933 or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

(19) Fair Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans under this Agreement shall constitute fair consideration and reasonably equivalent value for the Mortgage Loans.

     Section 3.02  Representations and Warranties of the Servicer.
                   -----------------------------------------------

     The Servicer represents warrants and covenants to the Purchaser that as of the Funding Date or as of such date specifically provided herein:

(1) Ability to Service. The Servicer is an approved seller/servicer for Fannie Mae and Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Section 203 of the National Housing Act, with facilities, procedures and experienced personnel necessary for the servicing of mortgage loans of the same type as the Mortgage Loans. No event has occurred that would make the Servicer unable to comply with Fannie Mae or Freddie Mac eligibility requirements or that would require notification to either Fannie Mae or Freddie Mac;

(2) Reasonable Servicing Fee. The Servicer acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

(3) No Litigation Pending. There is no action, suit, proceeding or investigation pending or, to the best of the Servicer's knowledge, threatened, against the Servicer which, either in any one instance or in the aggregate, if determined adversely to the Servicer would adversely affect the ability of the Servicer to service the Mortgage Loans hereunder in accordance with the terms hereof or have a material adverse effect on the financial condition of the Servicer;

(4) Collection Practices. The collection practices used by the Servicer with respect to each Mortgage Note and Mortgage have been in all respects legal, proper and prudent in the mortgage servicing business;

(5) MERS. The Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS. By the end of the month in which the related Funding Date occurs, the Servicer has provided the Custodian and the Purchaser with a MERS report reflecting the Purchaser as the Investor on MERS with respect to each MERS Mortgage Loan and no Person as Interim Funder for each MERS Mortgage Loan;

(6) Non-solicitation. In the event the Servicer chooses to solicit any Mortgagors (in writing or otherwise) to refinance any of the Mortgage Loans during the term of this Agreement, such solicitations shall be directed at all of the Servicer's customers and will not be exclusively directed towards the Mortgagors relating to the Mortgage Loans sold hereunder; and

(7) Privacy. The Servicer agrees and acknowledges that as to all nonpublic personal information received or obtained by it with respect to any Mortgagor:
(a) such information is and shall be held by Servicer in accordance with all applicable law, including but not limited to the privacy provisions of the Gramm-Leach Bliley Act; (b) such information is in connection with a proposed or actual secondary market sale related to a transaction of the Mortgagor for purposes of 16 C.F.R.ss.313.14(a)(3); and (c) Servicer is hereby prohibited from disclosing or using any such information other than to carry out the express provisions of this Agreement, or as otherwise permitted by applicable law.

     Section  3.03  Representations and Warranties as to Individual Mortgage
                    --------------------------------------------------------
Loans.
-----

     With respect to each Mortgage Loan, the applicable Seller hereby makes the following representations and warranties to the Purchaser on which the Purchaser specifically relies in purchasing such Mortgage Loan. Such representations and warranties speak as of the Funding Date unless otherwise indicated, but shall survive any subsequent transfer, assignment or conveyance of such Mortgage
Loans:

(1) Mortgage Loan as Described. Such Mortgage Loan complies with the terms and conditions set forth herein, and all of the information set forth with respect thereto on the Mortgage Loan Schedule and electronic data file is complete, true and correct in all material respects;

(2) Complete Mortgage Files. The instruments and documents  specified in Section
2.02 with respect to such Mortgage Loan have been delivered to the Purchaser in compliance with the requirements of Article II. The Seller is in possession of a Mortgage File respecting such Mortgage Loan, except for such documents as have been previously delivered to the Purchaser or its Custodian. All documents required to be included in the Mortgage File shall be complete, executed as required and in compliance with applicable law. With respect to each Mortgage Loan for which a lost note affidavit has been delivered to the Custodian in place of the original Mortgage Note, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Purchaser will not be affected by the absence of the original Mortgage Note;

(3) Owner of Record. The Mortgage relating to such Mortgage Loan has been duly recorded in (or sent for recording to) the appropriate recording office, and the applicable Seller or Servicer is the owner of record of such Mortgage Loan and the indebtedness evidenced by the related Mortgage Note;

(4) Payments Current. All payments required to be made up to and including the Funding Date for such Mortgage Loan under the terms of the Mortgage Note have been made, such that such Mortgage Loan is not delinquent 30 days or more on the Funding Date; and, if the Mortgage Loan is a Pledged Asset Mortgage Loan, neither the Mortgage Loan nor the related Pledged Assets has been dishonored. Unless otherwise disclosed in the Offering Materials or the Mortgage Loan Schedule, there has been no delinquency, exclusive of any period of grace, in any payment by the Mortgagor thereunder during the twelve months preceding the Funding Date; and, if the Mortgage Loan is a Cooperative Loan, no foreclosure action or private or public sale under the Uniform Commercial Code has ever been threatened or commenced with respect to the Cooperative Loan;

(5) No Outstanding Charges. There are no delinquent taxes, governmental assessments, insurance premiums, water, sewer or municipal charges, including assessments payable in future installments or any other charge affecting the lien priority of the related Mortgaged Property. The Seller has not advanced funds, or induced, or solicited directly or indirectly, the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest;

(6) Original Terms Unmodified. The terms of the Mortgage Note and the Mortgage related to such Mortgage Loan (and the Proprietary Lease and the Pledge Instruments with respect to each Cooperative Loan, and the Pledged Assets with respect to each Pledged Asset Mortgage Loan) have not been impaired, waived, altered or modified in any material respect, except as specifically set forth in the related Mortgage Loan Schedule;

(7) No Defenses. The Mortgage Note and the Mortgage related to such Mortgage Loan (and the Cooperative Pledge Agreement related to each Cooperative Loan, and the related Pledge Agreement with respect to each Pledged Asset Mortgage Loan) are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of such Mortgage Note and such Mortgage (or the related Pledge Agreement with respect to each Pledged Asset Mortgage Loan), or the exercise of any right thereunder, render such Mortgage (or the related Pledge Agreement with respect to each Pledged Asset Mortgage Loan) unenforceable, in whole or in part, or subject to any right of rescission, set-off or defense, including the defense of usury and no such right of rescission, set-off or defense has been asserted with respect thereto;

(8) Hazard Insurance. (a) All buildings upon the Mortgaged Property related to such Mortgage Loan are insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where such Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Section 5.10. All such insurance policies (collectively, the "hazard insurance policy") contain a standard mortgagee clause naming the originator of such Mortgage Loan, its successors and assigns, as mortgagee. Such policies are the valid and binding obligations of the insurer, and all premiums thereon due to date have been paid. The related Mortgage obligates the Mortgagor thereunder to maintain all such insurance at such Mortgagor's cost and expense, and on such Mortgagor's failure to do so, authorizes the holder of such Mortgage to maintain such insurance at such Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor; or (b) in the case of a condominium or unit in a planned unit development ("PUD") project that is not covered by an individual policy, the condominium or PUD project is covered by a "master" or "blanket" policy and there exists and is in the Mortgage File a certificate of insurance showing that the individual unit that secures the first mortgage is covered under such policy. Such insurance policy contains a standard mortgagee clause naming the originator of such Mortgage Loan (and its successors and assigns), as insured mortgagee. Such policies are the valid and binding obligations of the insurer, and all premiums thereon have been paid. Each insurance policy described above provides for advance notice to the Seller or Servicer if the policy is canceled or not renewed, or if any other change that adversely affects the Seller's interests is made; the certificate includes the types and amounts of coverage provided, describes any endorsements that are part of the "master" policy and would be acceptable pursuant to the Fannie Mae Guide or Freddie Mac Servicing Guide;

(9) Compliance With Applicable Laws. All requirements of any federal, state or local law (including usury, truth in lending, real estate settlement procedures, consumer credit protection, predatory and abusive lending, equal credit opportunity or disclosure laws) applicable to the origination and servicing of such Mortgage Loan have been complied with in all material respects. The Mortgagor received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and, if the Mortgage Loan is a Refinanced Mortgage Loan, rescission materials required by applicable laws, and the Seller shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy, have been made or obtained from the appropriate authorities;

(10) No Fraud. No error or omission, misrepresentation, negligence or fraud in respect of such Mortgage Loan has taken place on the part of any Person in connection with the origination and servicing of such Mortgage Loan.

(11) No Satisfaction of Mortgage. The Mortgage related to such Mortgage Loan has not been satisfied, canceled, subordinated or rescinded, in whole or in part, or rescinded, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

(12) Valid First Lien. The Mortgage, including any Negative Amortization, related to such Mortgage Loan is a valid, subsisting and enforceable perfected first lien on the related Mortgaged Property, including all improvements on the related Mortgaged Property, which Mortgaged Property is free and clear of any encumbrances and liens having priority over the first lien of the Mortgage subject only to (a) the lien of current real estate taxes and special assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording of such Mortgage which are acceptable to mortgage lending institutions generally, are referred to in the lender's title insurance policy and do not adversely affect the market value or intended use of the related Mortgaged Property, and (c) other matters to which like properties are commonly subject which do not individually or in the aggregate materially interfere with the benefits of the security intended to be provided by such Mortgage or the use, enjoyment, or market value of the related Mortgaged Property; with respect to each Cooperative Loan, each Cooperative Pledge Agreement creates a valid, enforceable and subsisting first security interest in the collateral securing the related Mortgage Note subject only to (a) the lien of the related Cooperative Corporation for unpaid assessments representing the obligor's pro rata share of the Cooperative Corporation's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Cooperative Pledge Agreement; provided, however, that the appurtenant Proprietary Lease may be subordinated or otherwise subject to the lien of any mortgage on the Cooperative Project.

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

(13) Validity of Documents. The Mortgage Note and the Mortgage related to such Mortgage Loan (and the Cooperative Pledge Agreement with respect to each
Cooperative Loan) are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles (regardless whether such enforcement is considered in a proceeding in equity or at law);

(14) Valid Execution of Documents. All parties to the Mortgage Note and the Mortgage related to such Mortgage Loan had legal capacity to enter into such Mortgage Loan and to execute and deliver the related Mortgage Note and the related Mortgage and the related Mortgage Note and the related Mortgage have been duly and properly executed by such parties; with respect to each Cooperative Loan, all parties to the Mortgage Note and the Mortgage Loan had legal capacity to execute and deliver the Mortgage Note, the Cooperative Pledge Agreement, the Proprietary Lease, the Stock Power, the Recognition Agreement, the Financing Statement and the Assignment of Proprietary Lease and such documents have been duly and properly executed by such parties; each Stock Power

(i) has all signatures guaranteed or (ii) if all signatures are not guaranteed, then such Cooperative Shares will be transferred by the stock transfer agent of the Cooperative Corporation if the Seller undertakes to convert the ownership of the collateral securing the related Cooperative Loan;

(15) Full Disbursement of Proceeds. Such Mortgage Loan has closed and the proceeds of such Mortgage Loan have been fully disbursed prior to the Funding Date; [provided that, with respect to any Mortgage Loan originated within the previous 120 days, alterations and repairs with respect to the related Mortgaged Property or any part thereof may have required an escrow of funds in an amount sufficient to pay for all outstanding work within 120 days of the origination of such Mortgage Loan, and, if so, such funds are held in escrow by the Seller, a title company or other escrow agent;]

(16) Ownership. The Mortgage Note and the Mortgage related to such Mortgage Loan have not been assigned, pledged or otherwise transferred by the applicable Seller, in whole or in part, and the Seller has good and marketable title thereto, and the Seller is the sole owner thereof (and with respect to any Cooperative Loan, the sole owner of the related Cooperative Pledge Agreement)and has full right and authority to transfer and sell such Mortgage Loan, and is transferring such Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

(17) Doing Business. All parties that have had any interest in such Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable licensing requirements of the laws of the state wherein the related Mortgaged Property is located;

(18) Title Insurance. (a) Such Mortgage Loan is covered by an ALTA lender's title insurance policy or short form title policy acceptable to Fannie Mae and Freddie Mac (or, in jurisdictions where ALTA policies are not generally approved for use, a lender's title insurance policy acceptable to Fannie Mae and Freddie
Mac), issued by a title insurer acceptable to Fannie Mae and Freddie Mac and qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring (subject to the exceptions contained in clauses
(12)(a) and (b) above) the Seller or Servicer, its successors and assigns as to the first priority lien of the related Mortgage in the original principal amount of such Mortgage Loan including any Negative Amortization and in the case of ARM Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of such Mortgage providing for adjustment to the applicable Note Rate and Monthly Payment. Additionally, either such lender's title insurance policy affirmatively insures that there is ingress and egress to and from the Mortgaged Property or the Seller warrants that there is ingress and egress to and from the Mortgaged Property and the lender's title insurance policy affirmatively insures against encroachments by or upon the related Mortgaged Property or any interest therein or any other adverse circumstance that either is disclosed or would have been disclosed by an accurate survey. The originator of the Mortgage Loan, its successor and/or assignee is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and will inure to the benefit of the Purchaser without any further act. No claims have been made under such lender's title insurance policy, neither the Seller, nor to the best of Seller's knowledge, any prior holder of the related

Mortgage has done, by act or omission, anything that would impair the coverage of such lender's insurance policy, and there is no act, omission, condition, or information that would impair the coverage of such lender's insurance policy;
(b) The mortgage title insurance policy covering each unit mortgage in a condominium or PUD project related to such Mortgage Loan meets all requirements of Fannie Mae and Freddie Mac;

(19) No Defaults. (a) There is no default, breach, violation or event of acceleration existing under the Mortgage, the Mortgage Note (or the related Pledge Agreement with respect to each Pledged Asset Mortgage Loan), or any other agreements, documents, or instruments related to such Mortgage Loan; (b) there is no event that, with the lapse of time, the giving of notice, or both, would constitute such a default, breach, violation or event of acceleration; (c) the Mortgagor(s) with respect to such Mortgage Loan is not the subject of an Insolvency Proceeding; (d) no event of acceleration has previously occurred, and no notice of default has been sent, with respect to such Mortgage Loan; (e) in no event has the Seller waived any of its rights or remedies in respect of any default, breach, violation or event of acceleration under the Mortgage, the Mortgage Note (or the related Pledge Agreement with respect to each Pledged Asset Mortgage Loan), or any other agreements, documents, or instruments related to such Mortgage Loan; and (f) with respect to each Cooperative Loan, there is no default in complying with the terms of the Mortgage Note, the Cooperative Pledge Agreement and the Proprietary Lease and all maintenance charges and assessments (including assessments payable in the future installments, which previously became due and owing) have been paid, and the Seller has the right under the terms of the Mortgage Note, Cooperative Pledge Agreement and Recognition Agreement to pay any maintenance charges or assessments owed by the Mortgagor;

(20) No Mechanics' Liens. As of the date of origination of such Mortgage Loan, there were no mechanics' or similar liens, except such liens as are expressly insured against by a title insurance policy, or claims that have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property that are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

(21) Location of Improvements; No Encroachments. As of the date of origination of such Mortgage Loan, all improvements that were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of such Mortgaged Property, and no improvements on adjoining properties encroach upon such Mortgaged Property except as permitted under the terms of the Fannie Mae Guide and the Freddie Mac Servicer Guide; no improvement located on or part of any Mortgaged Property is in violation of any applicable zoning law or regulation, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property, and with respect to the use and occupancy of the same, including certificates of occupancy, have been made or obtained from the appropriate authorities;

(22) Origination; Payment Terms. Except with respect to Interest Only Mortgage Loans, principal payments on such Mortgage Loan commenced or will commence no more than 60 days after funds were disbursed in connection with such Mortgage Loan. If the interest rate on the related Mortgage Note is adjustable, the adjustment is based on the Index set forth on the related Mortgage Loan Schedule. The Mortgage Loans have an original term to maturity of not more than 30 years, with interest payable on the first day of each month in arrears, in accordance with the payment terms described on the related Mortgage Loan Schedule. As to each ARM Loan on each applicable Adjustment Date, the Mortgage Interest Rate has been or will be adjusted to equal the sum of the Index plus the applicable Gross Margin, rounded up or down to the nearest multiple of 0.125% indicated by the Mortgage Note; provided that the Note Rate has not increased or decreased and will not increase or decrease by more than the Periodic Interest Rate Cap on any Adjustment Date, and has not, nor will it in any event, exceed the maximum Note Rate or be lower than the minimum Note Rate listed on the Mortgage Loan Schedule for such Mortgage Loan. As to each ARM Loan (other than a Mortgage Loan subject to Negative Amortization or an Interest Only Mortgage Loan), each Mortgage Note requires a monthly payment which is sufficient, during the period prior to the first adjustment to the Note Rate, to fully amortize the outstanding principal balance as of the first day of such period over the then remaining term of such Mortgage Note and to pay interest at the related Note Rate. As to each Mortgage Note relating to an Interest Only Mortgage Loan, each Mortgage Note requires a monthly payment, commencing with the first monthly payment after the end of the interest only period, which is sufficient to amortize the outstanding principal balance fully over the then remaining term of such Mortgage Note. As to each ARM Loan, if the related Note Rate changes on a Payment Adjustment Date, the then outstanding principal balance will be reamortized over the remaining life of such Mortgage Loan. With respect to any Mortgage Loan subject to Negative Amortization the Monthly Payments are sufficient during the period following each Payment Adjustment Date to fully amortize the outstanding principal balance as of the first day of such period (including any Negative Amortization) over the original term thereof in accordance with the terms and conditions set forth in the Mortgage Note;

(23) Due On Sale. Except as noted otherwise on the Mortgage Loan Schedule, the related Mortgage contains the usual and customary "due-on-sale" clause or other similar provision for the acceleration of the payment of the Unpaid Principal Balance of such Mortgage Loan if the related Mortgaged Property or any interest therein is sold or transferred without the prior consent of the mortgagee thereunder;

(24) Prepayment Penalty. Except as noted otherwise on the Mortgage Loan Schedule, such Mortgage Loan is not subject to any Prepayment Penalty. All information on the Mortgage Loan Schedule and electronic data file delivered to the Purchaser regarding any Prepayment Penalty is complete and accurate in all material respects and each Prepayment Penalty is permissible and enforceable in accordance with its terms under applicable law. No Mortgage Loan originated on or after October 1, 2002 provides for the payment of a Prepayment Penalty beyond the three-year term following the origination of the Mortgage Loan. No Mortgage Loan originated prior to such date provides for the payment of a Prepayment Penalty beyond the five-year term following the origination of the Mortgage Loan. The Prepayment Penalty is disclosed to the Mortgagor in the loan documents pursuant to applicable state and federal law;

(25) Mortgaged Property Undamaged; No Condemnation. As of the Funding Date, the related Mortgaged Property (and with respect to a Cooperative Loan, the related Cooperative Project and Cooperative Unit) is free of material damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

(26) Customary Provisions. The related Mortgage contains customary and enforceable provisions that render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) in the case of a Mortgage, otherwise by judicial foreclosure;

(27)  Conformance   With   Underwriting   Standards.   Such  Mortgage  Loan  was
underwritten in accordance with the PHH Guide;

(28) Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property on forms and with riders approved by Fannie Mae and Freddie Mac, signed prior to the approval of such Mortgage Loan application by an appraiser, duly appointed by the originator of such Mortgage Loan, whose compensation is not affected by the approval or disapproval of such Mortgage Loan and who met the minimum qualifications of Fannie Mae and Freddie Mac for appraisers. Each appraisal of the Mortgage Loan was made in accordance with the relevant provisions of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989. In accordance with specified programs Seller may utilize an approved AVM in lieu of an appraisal;

(29) Deeds of Trust. If the related Mortgage constitutes a deed of trust, then a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under such deed of trust, except in connection with a trustee's sale after default by the related Mortgagor;

(30) LTV; Primary Mortgage Insurance Policy. Except with respect to Pledged Asset Mortgage Loans and any loan program as defined in the PHH Guide not requiring Primary Mortgage Insurance, if such Mortgage Loan had a Loan-to-Value Ratio of more than 80% at origination, such Mortgage Loan is and will be subject to a Primary Insurance Policy issued by a Qualified Mortgage Insurer, which insures the Seller or Servicer, its successors and assigns and insured's in the amount set forth on the Mortgage Loan Schedule; provided that, a Primary Mortgage Insurance Policy will not be required for any Cooperative Loan if (i) the proceeds of such Cooperative Loan were used to purchase a Cooperative Unit at the "insider's price" when the building was converted to a Cooperative Corporation, (ii) the value of the Cooperative Unit for purposes of establishing the LTV at origination was such "insider's price", (iii) the principal amount of the Cooperative Loan at origination was not more than 100% of such "insider's price" and (iv) the LTV at origination, as calculated using the Appraised Value at origination, was less than or equal to 80%. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any related Mortgage subject to any such Primary Insurance Policy (other than a "lender-paid" Primary Insurance Policy) obligates the Mortgagor thereunder to maintain such insurance for the time period required by law and to pay all premiums and charges in connection therewith. As of the date of origination, the Loan-to-Value Ratio of such Mortgage Loan is as specified in the applicable Mortgage Loan Schedule;

(31) Occupancy. The related Mortgaged Property (or with respect to a Cooperative Loan, the related Cooperative Unit) is lawfully occupied under applicable law and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property (or with respect to a Cooperative Loan, the related Cooperative Unit) and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

(32) Supervision and Examination by a Federal or State Authority. Each Mortgage Loan either was (a) closed in the name of PHH Mortgage, or (b) closed in the name of another entity that is either a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority, or a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act (a "HUD Approved Mortgagee"), and was so at the time such Mortgage Loan was originated (PHH Mortgage or such other entity, the "Originator") or (c) closed in the name of a loan broker under the circumstances described in the following sentence. PHH Mortgage is a HUD Approved Mortgagee. If such Mortgage Loan was originated through a loan broker, such Mortgage Loan met the Originator's underwriting criteria at the time of origination and was originated in accordance with the Originator's policies and procedures and the Originator acquired such Mortgage Loan from the loan broker contemporaneously with the origination thereof. The Mortgage Loans that the Trust is selling to Purchaser were originated by PHH Mortgage or on behalf of PHH Mortgage by an entity meeting the requirements of clause (b) or (c) above and subsequently assigned to the Trust.

(33) Adjustments. All of the terms of the related Mortgage Note pertaining to interest rate adjustments, payment adjustments and adjustments of the outstanding principal balance, if any, are enforceable and such adjustments will not affect the priority of the lien of the related Mortgage; all such adjustments on such Mortgage Loan have been made properly and in accordance with the provisions of such Mortgage Loan;

(34) Insolvency Proceedings; The Servicemembers Civil Relief Act. The related Mortgagor (1) is not the subject of any Insolvency Proceeding; and (2) has not requested any relief allowed to such Mortgagor under the Servicemembers Civil Relief Act;

(35) Fannie Mae/Freddie Mac Documents. Such Mortgage Loan was closed on standard Fannie Mae or Freddie Mac documents or on such documents otherwise acceptable to them;

(36) Payments. Unless otherwise disclosed in the Offering Materials and the Mortgage Loan Schedule, no Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

(37) The Assignment of Mortgage. The Assignment is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

(38) No Advances. Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan plus any Negative Amortization;

(39) Balloon Loans. Unless otherwise disclosed in the Offering Materials or the Mortgage Loan Schedule, no Mortgage Loan has a balloon payment feature. With respect to any Mortgage Loan with a balloon payment feature, the Mortgage Note is payable in Monthly Payments based on a thirty year amortization schedule and has a final Monthly Payment substantially greater than the preceding Monthly Payment which is sufficient to amortize the remaining principal balance of the Mortgage Loan;

(40) Condominium Units/PUDs. If the residential dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements of the PHH Guide;

(41) High Cost Mortgage Loans. None of the Mortgage Loans are classified as (a) "high cost" loans under the provisions of the Homeownership and Equity Protection Act of 1994 or (b) "high cost", "high risk home", "threshold", "covered", "abusive", "predatory" or similarly defined loan under any other applicable state, federal or local law. No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current Standard & Poor's LEVELS(R) Glossary Revised, Appendix E). None of the proceeds of the Mortgage Loan were used to finance single-premium credit life insurance policies;

(42) No Rehabilitation Loan. Unless otherwise disclosed in the Offering Materials or the Mortgage Loan Schedule, no Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;

(43) No Adverse Conditions. The Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgage Property (or with respect to a Cooperative Loan, the Cooperative Pledge Agreement, the Cooperative Unit or the Cooperative Project), the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan;

(44) Scheduled Interest. Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(45) Environmental Laws. The Mortgaged Property is in compliance with all applicable environmental laws, rules and regulations pertaining to environmental hazards including, without limitation, asbestos, there is no pending action or proceeding directly involving any Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue and neither the Seller nor, to the Seller's knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law;

(46) Negative Amortization. Unless otherwise disclosed in the Offering Materials and the Mortgage Loan Schedule, no Mortgage Loan is subject to negative amortization;

(47) Cooperative Lien Search. With respect to each Cooperative Loan, a Cooperative Lien Search has been made by a company competent to make the same which company is acceptable to Fannie Mae and Freddie Mac and qualified to do business in the jurisdiction where the Cooperative Unit is located;

(48) Cooperative Loan - Proprietary Lease. With respect to each Cooperative Loan, (i) the terms of the related Proprietary Lease is longer than the terms of the Cooperative Loan, (ii) there is no provision in any Proprietary Lease which requires the Mortgagor to offer for sale the Cooperative Shares owned by such Mortgagor first to the Cooperative Corporation, (iii) there is no prohibition in any Proprietary Lease against pledging the Cooperative Shares or assigning the Proprietary Lease and (iv) the Recognition Agreement is on a form of agreement published by the Aztech Document Systems, Inc. or includes provisions which are no less favorable to the lender than those contained in such agreement;

(49) Cooperative Loan - UCC Financing Statement. With respect to each Cooperative Loan, each original UCC financing statement, continuation statement or other governmental filing or recordation necessary to create or preserve the perfection and priority of the first priority lien and security interest in the Cooperative Shares and Proprietary Lease has been timely and properly made. Any security agreement, chattel mortgage or equivalent document related to the Cooperative Loan and delivered to the Mortgagor or its designee establishes in the Mortgagor a valid and subsisting perfected first lien on and security interest in the Mortgaged Property described therein, and the Mortgagor has full right to sell and assign the same;

(50) Cooperative Loan - Cooperative Pledge Agreement. With respect to each Cooperative Loan, each Cooperative Pledge Agreement contains enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization of the benefits of the security provided thereby. The Cooperative Pledge Agreement contains an enforceable provision for the acceleration of the payment of the Unpaid Principal Balance of the Mortgage Note in the event the Cooperative Unit is transferred or sold without the consent of the holder thereof;

(51) Imaging. Each imaged document represents a true, complete, and correct copy of the original document in all respects, including, but not limited to, all signatures conforming with signatures contained in the original document, no information having been added or deleted, and no imaged document having been manipulated or altered in any manner. Each imaged document is clear and legible, including, but not limited to, accurate reproductions of photographs. Each imaged document complies with the requirements of Fannie Mae or Freddie Mac. No original documents have been or will be altered in any manner;

(52) Qualified Mortgage. Each Mortgage Loan constitutes a "qualified mortgage" under Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860-2(a)(1);

(53) Fair Credit Reporting Act. The Seller has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on the related Mortgagor's credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis;

(54) Location and Type of Mortgaged Property. The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a contiguous parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development, or, in the case of a Mortgage Loan secured by Cooperative Shares, leases or occupancy agreements. None of the Mortgaged Properties are mobile homes or geodesic domes or other unique property types. As of the respective appraisal date for each Mortgaged Property, no portion of the Mortgaged Property was being used for commercial or mixed-use purposes and since the date of such appraisal, no portion of the Mortgaged Property has been used for commercial purposes. No Mortgage Loan finances builder inventory. If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimus planned unit development) such condominium or planned unit development project meets Fannie Mae or Freddie Mac eligibility requirements or the eligibility requirements set forth in the PHH Guide or is located in a condominium or planned unit development project which has received Fannie Mae or Freddie Mac project approval or has been approved pursuant to the PHH Guide and the representations and warranties required by Fannie Mae or Freddie Mac or the PHH Guide with respect to such condominium or planned unit development have been made and remain true and correct in all respects. If the Mortgaged Property is next to another Mortgaged Property, such "row houses" do not, in the aggregate for all the Mortgage Loans in the pool of Mortgage Loans, represent more than 1.0% of the aggregate principal balance of such Mortgage Loans;

(55) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in Paragraph (12) above or in the case of Pledged Asset Mortgage Loans, the related Pledged Assets;

(56) Servicing and Collection Practices; Escrow Deposits. The origination, servicing and collection practices used with respect to the Mortgage Loan have been in accordance with the servicing standard set forth in Section 5.01 and the terms of the Mortgage Note and have been in all material respects legal and proper. All escrow deposits and Escrow Payments, if any, are in the possession of, or under the control of, the Servicer and have been collected and handled in compliance with the Real Estate Settlement Procedures Act ("RESPA") and other state and federal laws. No escrow deposits or Escrow Payments or other charges or payments due a Seller have been capitalized under the Mortgage Note;

(57) No Impairment of Insurance Coverage. No action, inaction, or event has occurred and no state of facts exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable hazard insurance policy, Primary Insurance Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Sellers or any designee of the Sellers or any corporation which the Sellers had a financial interest at the time of placement of such insurance;

(58) Conversion to Fixed Interest Rate. No ARM Loan contains a provision permitting or requiring conversion to a fixed interest rate Mortgage Loan;

(59) The Mortgagor. The Mortgagor is one or more natural persons and/or an Illinois land trust or a "living trust" and such "living trust" is in compliance with Fannie Mae or Freddie Mac guidelines. In the event the Mortgagor is a trust, the trustee of such trust is a natural person and is an obligor under the Mortgage Note in his or her individual capacity;

(60) Texas Refinance Mortgage Loans. Each Mortgage Loan originated in the state of Texas pursuant to Article XVI, Section 50(a)(6) of the Texas Constitution has been originated in compliance with the provisions of Article XVI, Section 50(a)(6) of the Texas Constitution, Texas Civil Statutes and the Texas Finance Code. If the Mortgage Loan was originated in Texas, it is not a cash-out refinancing;

(61) Georgia Mortgage Loans. No Mortgage Loan secured by property located in Georgia and originated on or after October 1, 2002 and prior to March 7, 2003 meets the definition of a "home loan" under the Georgia Fair Lending Act; [If applicable.]

(62) New Jersey Mortgage Loans. Each Mortgage Loan secured by property located within the State of New Jersey and subject to the provisions of the New Jersey Home Ownership Security Act of 2002 (the "NJ Act") (i) is either a purchase money mortgage loan or a rate-term refinancing and (ii) does not meet definition of a (A) "Covered Home Loan," except for a Mortgage Loan that is (x) a purchase money mortgage loan and (y) neither a "High-Cost Home Loan" nor a "Manufactured Home Loan" under the NJ Act, (B) "High-Cost Home Loan," (C) "Home Improvement Loan" or (D) "Manufactured Housing Loan" under the NJ Act; and

(63) No Arbitration Provisions. With respect to any Mortgage Loan originated on or after August 1, 2004, neither the related Mortgage nor Mortgage Note requires the Mortgagor to submit to arbitration to resolve any dispute arising thereunder or in connection with the origination of such Mortgage Loan.

     Section 3.04  Repurchase and Substitution.
                   ----------------------------

(1) It is understood and agreed that the representations and warranties set forth in Sections 3.01, 3.02 and 3.03 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination of or failure to examine any Mortgage File.

(2) Upon discovery by either of the Sellers or the Purchaser of a Defect in any Mortgage File or a breach of any of the representations and warranties contained in Sections 3.01, 3.02 or 3.03 that materially and adversely affects the interest of the Purchaser (or that materially and adversely affects the interests of the Purchaser in the related Mortgage Loan, in the case of a representation or warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other. Any such breach or Defect that causes a Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Purchaser.

(3) Unless permitted a greater period of time to cure as set forth in Section 2.04, the applicable Seller shall have a period of 60 days from the earlier of either discovery by or receipt of notice from the Purchaser to the Seller of any breach of any of the representations and warranties contained in Sections 3.01,
3.02 or 3.03 that materially and adversely affects the interest of the Purchaser

(or that materially and adversely affects the interests of the Purchaser in the related Mortgage Loan, in the case of a representation or warranty relating to a particular Mortgage Loan) (a "Defective Mortgage Loan"; provided that "Defective Mortgage Loan" shall also include (a) any Mortgage Loan treated or designated as such in accordance with Section 2.04 and (b) any Mortgage Loan regarding which the Mortgagor fails to make the first regularly scheduled payment of principal and interest due following the related Funding Date within 30 days of its Due Date following the related Funding Date) within which to correct or cure such breach. If such breach can ultimately be cured but is not reasonably expected to be cured within the 60-day period, then the applicable Seller shall have such additional time, if any, but no more than 30 additional days, as is reasonably determined by the Purchaser to cure such breach provided that the Seller has commenced curing or correcting such breach and is diligently pursuing same. Each Seller hereby covenants and agrees with respect to each Mortgage Loan conveyed by it that, if any breach relating thereto cannot be corrected or cured within the applicable cure period or such additional time, if any, but no more than 45 additional days, as is reasonably determined by the Purchaser, then such Seller shall, at the direction of the Purchaser, repurchase the Defective Mortgage Loan at the applicable Repurchase Price. Notwithstanding anything to the contrary contained herein, if the first regularly scheduled payment of principal and interest due under any Mortgage Loan following the related Funding Date has been delinquent more than 30 days, the Purchaser may, by written notice to the applicable Seller, require that the Seller repurchase the related Mortgage Loan. However, if the Seller provides evidence that the delinquency was due to a servicing setup error, no repurchase shall be required. Within 30 days following the delivery of any such written notice from the Purchaser, the applicable Seller shall repurchase the specified Mortgage Loan by paying the Repurchase Price therefor by wire transfer of immediately available funds directly to the Purchaser's Account.

     Notwithstanding the previous paragraph, the applicable Seller may, with the consent of the Purchaser and assuming that such Seller has a Qualified Substitute Mortgage Loan or Loans, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (a "Deleted Mortgage Loan") and substitute in its place a Qualified Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than one hundred twenty
(120) days after the related Funding Date. If the applicable Seller has no Qualified Substitute Mortgage Loan or if the Purchaser does not consent to the substitution, the Seller shall repurchase the Defective Mortgage Loan as provided above.

     As to any Deleted Mortgage Loan for which the applicable Seller substitutes a Qualified Substitute Mortgage Loan or Loans, the applicable Seller shall effect such substitution by delivering to the Purchaser or its designee for such Qualified Substitute Mortgage Loan or Loans the Legal Documents as are required by Section 2. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the applicable Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 3.01, 3.02 and 3.03.

     For any month in which the applicable Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution (after application of the scheduled principal payments due in the month of substitution which have been received or as to which an advance has been made) is less than the aggregate outstanding principal balance of all such Deleted Mortgage Loans. The amount of such shortfall shall be paid by the applicable Seller on the date of such substitution by wire transfer of immediately available funds directly to the Purchaser's Account.

     Any repurchase of a Defective Mortgage Loan required hereunder shall be accomplished by payment of the applicable Repurchase Price within 3 Business Days of expiration of the applicable time period referred to above in paragraph
3.04 by wire transfer of immediately available funds directly to the Purchaser's Account. It is understood and agreed that the obligations of a Seller (a) set forth in this Section 3.04 to cure any breach of such Seller's representations and warranties contained in Sections 3.01, 3.02 and 3.03 or to repurchase or substitute for the Defective Mortgage Loan(s) and (b) set forth in Section 9.01 to indemnify the Purchaser in connection with any breach of a Seller's or the Servicer's representations and warranties contained in Sections 3.01, 3.02 and
3.03 shall constitute the sole remedies of the Purchaser respecting a breach of such representations and warranties.

     In the event of a repurchase or substitution, the Seller shall, simultaneously with such repurchase or substitution, give written notice (by telecopier, electronically or otherwise) to the Purchaser that such repurchase or substitution has taken place, amend the related Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement, and in the case of substitution, identify the Qualified Substitute Mortgage Loan(s) and amend the related Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan(s) this Agreement.

     The parties further agree that, in recognition of the Trust's rights against PHH Mortgage with respect to the Mortgage Loans acquired by it from PHH Mortgage and conveyed to the Purchaser hereunder, the Purchaser shall have the right to cause PHH Mortgage to repurchase directly any Defective Mortgage Loan (other than as a result of a breach by the Trust of Section 3.03 (3) or 3.03
(16) hereof, in which case the Purchaser shall have the right to cause the Trust to repurchase directly the Defective Mortgage Loan) acquired hereunder by the Purchaser from the Trust.

     Section 3.05  Certain Covenants of each Seller and the Servicer.
                   -------------------------------------------------

     Without incurring undue effort or any cost except the Seller's overhead or employees' salaries, each Seller shall take reasonable steps to assist the Purchaser, if the Purchaser so requests by 15 days' advance written notice to the related Seller or Sellers (it is agreed that electronic mail shall not be considered valid notification if not followed by verbal communication by the Purchaser to the related Seller or Sellers), in re-selling the Mortgage Loans in a whole loan sale or in securitizing the Mortgage Loans and selling undivided interests in such Mortgage Loans in a public offering or private placement or selling participating interests in such Mortgage Loans, which steps may include,
(a)  providing  any  information  relating  to  the  Mortgage  Loans  reasonably necessary to assist in the preparation of any disclosure documents, (b) providing information relating to delinquencies and defaults with respect to the Servicer's servicing portfolio (or such portion thereof as is similar to the Mortgage Loans), (c) entering into any other servicing, custodial or other similar agreements, that are consistent with the provisions of this Agreement, and which contain such provisions as are customary in securitizations rated "AAA" (including a securitization involving a REMIC) (a "Securitization"), (d) restating the representations and warranties contained in Article III hereof as of the closing date of such Securitization or whole loan sale; provided, however, Servicer may qualify and/or modify any such representations or warranties to reflect any facts or circumstances arising subsequent to the related Funding Date, (e) providing such opinions of counsel as are customary in such transactions, provided, however, that any opinion of outside counsel shall be provided at Purchaser's expense, (f) providing Sarbanes-Oxley certifications in the form of Exhibit 11 (or in such other form so as to be consistent with the requirements of Regulation AB of the Securities Act of 1933, as amended ("Reg AB"), (g) following the effective date of Reg AB, (i) providing at the request of the Purchaser information reasonably available to the Seller or Servicer required to be disclosed under Reg AB in connection with a Securitization and
(ii) complying with the servicer reporting and other requirements applicable to servicers under Reg AB in connection with a Securitization and (h) provide at the request of the Purchaser customary indemnifications contained in Securitizations relating to disclosure provided by the Sellers and Servicer, the Sarbanes-Oxley certification and failure to comply with the applicable Securitization agreements and the provisions of Reg AB applicable to servicers. In connection with such a Securitization, the Purchaser may be required to engage a master servicer or trustee to determine the allocation of payments to and make remittances to the certificateholders, at the Purchaser's sole cost and expense. In the event that a master servicer or trustee is requested by the Purchaser to determine the allocation of payments and to make remittances to the certificateholders, the Servicer agrees to service the Mortgage Loans in accordance with the reasonable and customary requirements of such Securitization, which may include the Servicer's acting as a subservicer in a master servicing arrangement. With respect to the then owners of the Mortgage Loans, the Servicer shall thereafter deal solely with such master servicer or trustee, as the case may be, with respect to such Mortgage Loans which are subject to the Securitization and shall not be required to deal with any other party with respect to such Mortgage Loans. The cost of such Securitization shall be borne by the Purchaser, other than the Seller's overhead or employees' salaries.

     In the event the Purchaser has elected to have the Servicer hold record title to the Mortgages, the Servicer shall prepare an Assignment in blank or to the trustee from the Servicer acceptable to the Purchaser or the trustee for each Mortgage Loan that is part of the whole loan sale or Securitization. The Servicer shall pay all preparation and recording costs associated therewith if the Assignments have not been previously prepared and recorded in Purchaser's name. The Servicer shall execute each Assignment, track such Assignments to ensure they have been recorded and deliver them as required by the Purchaser or the trustee upon the Servicer's receipt thereof. Additionally, the Servicer shall prepare and execute, at the direction of the Purchaser, any note endorsements in connection with any pooling and servicing agreements.

     All Mortgage Loans not sold or transferred pursuant to whole loan sale or Securitization shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect

                                   ARTICLE IV
         REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND CONDITIONS
                              PRECEDENT TO FUNDING

     Section 4.01  Representations and Warranties.
                   -------------------------------

     The Purchaser represents, warrants and covenants to the Sellers that as of each Funding Date or as of such date specifically provided herein:

(1) Due Organization. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all licenses necessary to carry on its business now being conducted and is licensed, qualified and in good standing under the laws of each state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification; no demand for such qualification has been made upon the Purchaser by any state having jurisdiction and in any event the Purchaser is or will be in compliance with the laws of any such state to the extent necessary to enforce each Mortgage Loan.

(2) Due Authority. The Purchaser had the full power and authority and legal right to acquire the Mortgage Loans that it acquired. The Purchaser has the full power and authority to hold each Mortgage Loan, to sell each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Purchaser has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, receivership, conservatorship, insolvency, moratorium and other laws relating to or affecting creditors' rights generally or the rights of creditors of banks and to the general principles of equity (whether such enforceability is considered in a proceeding in equity or at law);

(3) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this
Agreement, the purchase of the Mortgage Loans from the Seller or the consummation of the transactions contemplated by this Agreement or, if required, such approval has been obtained prior to the Funding Date;

(4) Non-Petition Agreement. The Purchaser covenants and agrees that it shall not, prior to the date which is one year and one day (or if longer, the applicable preference period then in effect) after the payment in full of all rated obligations of Bishop's Gate Residential Mortgage Trust, acquiesce, petition or otherwise, directly or indirectly, invoke or cause Bishop's Gate Residential Mortgage Trust to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against Bishop's Gate Residential Mortgage Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of Bishop's Gate Residential Mortgage Trust. This covenant and agreement shall be binding upon the Purchaser and any assignee or transferee of the Purchaser; and

(5) Privacy. Purchaser agrees and acknowledges that as to all nonpublic personal information received or obtained by it with respect to any Mortgagor: (a) such information is and shall be held by Purchaser in accordance with all applicable law, including but not limited to the privacy provisions of the Gramm-Leach Bliley Act; (b) such information is in connection with a proposed or actual secondary market sale related to a transaction of the Mortgagor for purposes of 16 C.F.R.ss.313.14(a)(3); and (c) Purchaser is hereby prohibited from disclosing or using any such information other than to carry out the express provisions of this Agreement, or as otherwise permitted by applicable law.


     Section 4.02  Conditions Precedent to Closing.
                   --------------------------------

     Each purchase of Mortgage Loans hereunder shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Sellers and the Servicer under the PHH Guide, and of the Sellers and Purchaser under this Agreement shall be true and correct as of the Funding Date, and no event shall have occurred which, with notice or the passage of time, would constitute an Event of Default under this Agreement or under the PHH Guide;

          (b) Purchaser shall have received, or Purchaser's attorneys shall have received in escrow, all closing documents as specified herein, in such forms as are agreed upon and acceptable to Purchaser, duly executed by all signatories other than Purchaser as required pursuant to the respective terms thereof;

          (c) All other terms and conditions of this Agreement shall have been complied with.

     Subject to the foregoing conditions, Purchaser shall pay to the related Seller on each Funding Date the applicable Purchase Price as provided herein.

                                   ARTICLE V
                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

     Section 5.01  PHH  Mortgage  to   Act  as  Servicer;  Servicing  Standards;
                   -------------------------------------------------------------
Additional Documents; Consent of the Purchaser.
----------------------------------------------

(1) The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans and REO Property from and after each Funding Date in accordance with the terms and provisions of the Mortgage Loans, applicable law, the Fannie Mae Guide and the terms and provisions of this Agreement for and on behalf of, and in the best interests of, the Purchaser (without taking into account any relationship the Servicer may have with any Mortgagor or other Person, the participation, if any, of the Servicer in any financing provided in connection with the sale of any Mortgaged Property, or the Servicer's obligation to advance any expenses or incur any costs in the performance of its duties hereunder) in accordance with a standard that is not less than the higher of (a) the same care, skill, prudence and diligence with which it services similar assets held for its own or its Affiliates' account and (b) the same care, skill, prudence and diligence with which it services similar assets for third party institutional investors, in each case giving due consideration to customary and usual standards of practice of prudent institutional mortgage loan servicers utilized with respect to mortgage loans comparable to the Mortgage Loans. Subject to the foregoing standards, in connection with such servicing and administration, the Servicer shall seek to maximize the timely recovery of principal and interest on the Mortgage Notes; provided that nothing contained herein shall be construed as an express or implied guarantee by the Servicer of the collectability of payments on the Mortgage Loans or shall be construed as impairing or adversely affecting any rights or benefits specifically provided by this Agreement to the Seller, including with respect to Servicing Fees.

     In the event that any of the Mortgage Loans included on the Mortgage Loan Schedule for a particular Funding Date are Pledged Asset Mortgage Loans, such Pledged Asset Mortgage Loans will be serviced in accordance with Section 5.18 hereof.

(2) To the extent consistent with Section 5.01(1) and further subject to any express limitations set forth in this Agreement, the Servicer (acting alone or, solely in the circumstances permitted hereunder, acting through a Subservicer) shall have full power and authority to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including the power and authority (a) to execute and deliver, on behalf of the Purchaser, customary consents or waivers and other instruments and documents (including estoppel certificates), (b) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages,
(c) to submit claims to collect any Insurance Proceeds and Liquidation Proceeds,
(d) to consent to the application of any Insurance Proceeds or Condemnation Proceeds to the restoration of the applicable Mortgaged Property or otherwise,
(e) to bring an action in a court of law, including an unlawful detainer action, to enforce rights of the Purchaser with respect to any Mortgaged Property, (f) to execute and deliver, on behalf of the Purchaser, documents relating to the management, operation, maintenance, repair, leasing, marketing and sale of any Mortgaged Property or any REO Property, and (g) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that the Servicer shall not take any action not provided for in this Agreement that is materially inconsistent with or materially prejudices the interest of the Purchaser in any Mortgage Loan or under this Agreement. The Purchaser shall furnish the Servicer with a power of attorney in the form of Exhibit 5.01(a) and other documents reasonably necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans and the REO Properties, including documents relating to the foreclosure, receivership, management, operation, maintenance, repair, leasing, marketing and sale (in foreclosure or otherwise) of any Mortgaged Property or any REO Property. Nothing contained in this Agreement shall limit the ability of the Servicer to lend money to (whether on a secured or unsecured basis), and otherwise generally engage in any kind of business or dealings with, any Mortgagor as though the Servicer were not a party to this Agreement or to the transactions contemplated hereby.

(3) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. The

Servicer shall be solely liable for all fees owed to the Subservicer under the Subservicing Agreement, regardless whether the Servicer's compensation hereunder is adequate to pay such fees. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Purchaser for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer. For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer. Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Purchaser, if the Purchaser has assumed the duties of the Servicer, or by any successor servicer, at the Purchaser's or successor servicer's option, as applicable, without cost or obligation to the assuming or terminating party or its assigns. Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Purchaser shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 5.01(2).

(4) Notwithstanding anything to the contrary contained herein:

          (a) the Servicer acknowledges that the Purchaser will retain title to, and ownership of, the Mortgage Loans and the REO Properties and that the Servicer does not hereby acquire any title to, security interest in, or other rights of any kind in or to any Mortgage Loan or REO Property or any portion thereof;

          (b) the Servicer shall not file any lien or any other encumbrance on, exercise any right of setoff against, or attach or assert any claim in or on any Mortgage Loan or REO Property, unless authorized pursuant to a judicial or administrative proceeding or a court order;

          (c) the Servicer shall, in servicing the Mortgage Loans, follow and comply with the servicing guidelines established by Fannie Mae, provided that the Servicer shall specifically notify the Purchaser in writing and obtain the Purchaser's written consent prior to the Servicer taking any of the following actions: (1) modifying, amending or waiving any of the financial terms of, or making any other material modifications to, a Mortgage Loan, except the Servicer may be permitted to do so in the event of a Specially Serviced Mortgage Loan or with respect to a Mortgage Loan insured by HUD, the VA or a Primary Insurance Policy, upon the Mortgagor's request, accept a principal prepayment and re-amortize the then remaining principal balance over the then remaining term of the loan (resulting in a lower scheduled monthly payment but no change in the maturity date); (2) selling any Specially Serviced Mortgage Loan; (3) forgiving principal or interest on, or permitting to be satisfied at a discount, any Mortgage Loan except in the event of a Specially Serviced Mortgage Loan; or (4) accepting substitute or additional collateral, or releasing any collateral, for a Mortgage Loan. If the Purchaser has not approved or rejected in writing any proposed action(s) recommended by the Servicer to be taken hereunder within 5 Business Days of the date such recommendation is made, then the Purchaser shall be deemed to have accepted such recommended action(s) and the Servicer shall take any such action(s);

          (d) the Servicer shall notify the Purchaser of any modification, waiver or amendment of any term of any Mortgage Loan and the date thereof and shall deliver to the Purchaser, for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver or amendment promptly following the execution thereof;

          (e) in accordance with the Fannie Mae Guide, the Servicer shall be entitled to workout compensation as it relates to repayment plans, loan modifications, short-sales, deed-in lieu of foreclosure, and hardship assumptions as evidenced in Exhibit 5.01(b);

          (f) the Servicer shall remain primarily liable for the full performance of its obligations hereunder notwithstanding any appointment by the Servicer of a Subservicer or Subservicers hereunder; and

          (g) the Purchaser may at any time and from time to time, in its sole discretion, upon 30 days written notice to the Servicer, terminate the Servicer's servicing obligations hereunder with respect to (1) any REO Property or (2) any Mortgage Loan that, in accordance with the Purchaser's internal credit classification criteria, has been classified as "doubtful" or a "loss" and Purchaser shall reimburse the Servicer for all unreimbursed Monthly Advances and Servicing Advances, take all necessary steps and absorb all associated costs to assume such servicing Upon the effectiveness of any such termination of the Servicer's servicing obligations with respect to any such REO Property or Mortgage Loan, the Servicer shall deliver all agreements, documents, and instruments related thereto to the Purchaser, in accordance with applicable law.

     Section 5.02  Collection of Mortgage Loan Payments.
                   -------------------------------------

     Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this

Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans, which procedures shall in any event comply with the servicing standard set forth in Section 5.01. Furthermore, the Servicer shall ascertain and estimate annual ground rents, taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgages, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

     Section 5.03  Notice of Foreclosure Sale.
                   ---------------------------

     The Servicer shall, within two (2) Business Days following the occurrence of any foreclosure sale with respect to any Mortgaged Property, deliver to the Purchaser a notice of foreclosure sale substantially in the form of Exhibit 5.03.

     Section 5.04  Establishment of Collection  Account;  Deposits in Collection
                   -------------------------------------------------------------
Account.
--------

     The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts which shall be an Eligible Account. The creation of any Collection Account shall be evidenced by a letter agreement in the form of Exhibit 5.04 attached hereto. A copy of such letter agreement shall be furnished to the Purchaser upon Purchaser's request.

     The Servicer shall deposit in the Collection Account, within two Business Days after receipt (or as otherwise required pursuant to this Agreement in the case of clauses (7), (8), (9) and (10) of this Section 5.04) and retain therein the following payments and collections received or made by it subsequent to each Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date:

(1) all payments on account of principal, including Principal Prepayments and Prepayment Penalties paid by the Mortgagor, on the Mortgage Loans;

(2) all payments on account of interest less the related Servicing Fee on the Mortgage Loans;

(3) all Liquidation Proceeds;

(4) all REO Disposition Proceeds;

(5) all Insurance Proceeds, including amounts required to be deposited pursuant to Section 5.10, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Properties or released to the applicable Mortgagors in accordance with the Servicer's normal servicing procedures and the servicing standard set forth in Section 5.01 (1), the related Mortgages or applicable law;

(6) all Condemnation Proceeds affecting any Mortgaged Property which are not released to a Mortgagor in accordance with the Servicer's normal servicing procedures and the servicing standard set forth in Section 5.01(1), the related Mortgage or applicable law;

(7) any Monthly Advances (and any amounts that were held for future distribution that were used to make Monthly Advances and that are required to be replaced by the Servicer) in accordance with Section 6.03;

(8) any amounts  required to be deposited  by the  Servicer  pursuant to Section
5.16 in connection with any losses on Permitted Investments;

(9) with respect to each Principal Prepayment, the related Prepayment Interest Shortfall Amount (to be paid by the Servicer out of its own funds without reimbursement), subject to a maximum amount with respect to each Remittance Date as set forth in Section 6.03(3); and

(10) any amounts required to be deposited in the Collection Account pursuant to Sections 7.01 or 7.02 or otherwise pursuant to the terms hereof.

The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 7.01, on the Mortgage Loans need not be deposited by the Servicer in the Collection Account and shall be retained by the Servicer as additional compensation.

     Section 5.05  Permitted Withdrawals from the Collection Account.
                   --------------------------------------------------

     The Servicer may, from time to time in accordance with the provisions hereof, withdraw amounts from the Collection Account for the following purposes (without duplication):

(1) to reimburse itself for unreimbursed Monthly Advances and Servicing Advances that the Servicer has determined to be Non-Recoverable Advances as provided in
Section 6.04;

(2) to make payments to the Purchaser in the amounts, at the times and in the manner provided for in Section 6.01;

(3) to use amounts held for future distributions following the next Remittance Date to make Monthly Advances with respect to such Remittance Date pursuant to
Section 6.03;

(4) to reimburse itself for unreimbursed Servicing Advances and for unreimbursed Monthly Advances, the Servicer's right to reimburse itself pursuant to this Subsection (4) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of such reimbursement, the Servicer's right thereto shall be prior to the rights of the Purchaser, except that, where a Seller or the Servicer is required to repurchase (or substitute a Qualified Substitute Mortgage Loan for) a Mortgage Loan pursuant to Sections 2.04, 3.04 and/or 7.02, the Servicer's right to such reimbursement shall be subsequent and subordinate to the payment to the Purchaser of the applicable Repurchase Price (or delivery of a Qualified Substitute Mortgage Loan) and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

(5) to pay to itself as additional servicing compensation any interest earned on funds in the Collection Account (all such interest to be withdrawn monthly not later than each Remittance Date);

(6) to pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Sections 2.04, 3.04 and/or 7.02 all amounts received thereon and not distributed as of the date on which the related Repurchase Price is determined (except to the extent that such amounts constitute part of the Repurchase Price to be remitted to the Purchaser);

(7) to remove any amounts deposited into the Collection Account in error; and

(8) to clear and terminate the Collection Account in the event a new Collection Account has been established, or upon the termination of this Agreement, with any funds contained therein to be distributed in accordance with the terms of this Agreement.

     The Servicer shall keep and maintain a separate, detailed accounting, on a Mortgage Loan-by-Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to this Section.

     Section 5.06  Establishment of Escrow Accounts; Deposits in Escrow.
                   -----------------------------------------------------

     The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts which shall be an Eligible Account. The creation of any Escrow Account shall be evidenced by a letter agreement in the form shown on Exhibit 5.06 attached hereto. A copy of such letter agreement shall be furnished to the Purchaser upon Purchaser's request.

     The Servicer shall deposit in each Escrow Account within two Business Days after receipt, and retain therein, (i) all Escrow Payments collected on account of the related Mortgage Loans for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property. The Servicer shall make withdrawals therefrom only to effect such payments as are required under Sections 5.07 and/or 5.08. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes, without any right of reimbursement therefor.

     Section 5.07  Permitted Withdrawals From Escrow Accounts.
                   -------------------------------------------

     Withdrawal s from any Escrow Account may be made by the Servicer only (i) to effect timely payments of ground rents, taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, and comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the

Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan that represent late payments or collections of Escrow Payments thereunder,
(iii) to refund to the  Mortgagor any funds as may be determined to be overages,
(iv) if permitted by applicable law, for transfer to the Collection Account in accordance with the terms of this Agreement, (v) for application to the restoration or repair of the Mortgaged Property in accordance with the terms of the related Mortgage Loan, (vi) to pay to the Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to reimburse a Mortgagor in connection with the making of the Payoff of the related Mortgage Loan or the termination of all or part of the escrow requirement in connection with the Mortgage Loan, (viii) to remove any amounts deposited into the Escrow Account in error; or (ix) to clear and terminate the Escrow Account in the event a new Escrow Account has been established or upon the termination of this Agreement.

     Section 5.08  Payment of Taxes, Insurance and Other Charges; Maintenance of
                   -------------------------------------------------------------
Primary Insurance Policies; Collections Thereunder.
---------------------------------------------------

     With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums, and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage and applicable law. If a Mortgage does not provide for Escrow Payments, then the Servicer shall require that any such payments be made by the Mortgagor at the time they first become due. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments but shall be entitled to reimbursement thereof in accordance with the terms of this Agreement.

     The Servicer shall maintain in full force and effect a Primary Insurance Policy, conforming in all respects to the description set forth in Section 3.03(30), issued by an insurer described in that Section, with respect to each Mortgage Loan for which such coverage is required. Such coverage will be maintained until the Loan-to-Value Ratio of the related Mortgage Loan is reduced to 75% or less in the case of a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80% or until such time, if any, as such insurance is required to be released in accordance with the provisions of applicable law including, but not limited to, the Homeowners Protection Act of 1998. The Servicer shall assure that all premiums due under any Primary Insurance Policy are paid in a timely manner, but, shall be entitled to reimbursement pursuant to the terms of this Agreement for premiums paid by the Servicer on behalf of any Mortgagor who is obligated to pay such premiums but fails to do so. The Servicer shall not cancel or refuse to renew any Primary Insurance Policy in effect on the Funding Date or reflected on the Mortgage Loan Schedule that is required to be kept in force under this Agreement unless a replacement Primary Insurance Policy for such canceled or nonrenewed policy is obtained from and maintained with an insurer that satisfies the standards set forth in Section 3.03(30). The Servicer shall not take any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 7.01, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, then the Servicer shall obtain, and, except as otherwise provided above, maintain, a replacement Primary Insurance Policy as provided above.

     In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such policies and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 5.04, any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the Collection Account, subject to withdrawal in accordance with Section 5.05.

     Section 5.09  Transfer of Accounts.
                   ---------------------

     The Servicer may transfer the Collection Account or any Escrow Account to a different depository institution from time to time; provided that (i) no such transfer shall be made unless all certifications or letter agreements required under Section 5.04 have been executed and delivered by the parties thereto; and
(ii) the Servicer shall give written notice thereof to the Purchaser no later than ten (10) Business Days prior to any such transfer. Notwithstanding anything to the contrary contained herein, the Collection Account and each Escrow Account shall at all times constitute Eligible Accounts.

     Section 5.10  Maintenance of Hazard Insurance.
                   --------------------------------

     The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance such that all buildings upon the Mortgaged Property are insured by an insurer acceptable to Fannie Mae or Freddie Mac with extended coverage as is customary in the area where the Mortgaged Property is located in an amount that is at least equal to the lesser of (a) the maximum insurable value of the improvements securing such Mortgage Loan and (b) the greater of (1) the Unpaid Principal Balance of such Mortgage Loan or (2) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the loss payee from becoming a co-insurer. In the event a hazard insurance policy shall be in danger of being terminated, or in the event the insurer shall cease to be acceptable to Fannie Mae or Freddie Mac, the Servicer shall notify the related Mortgagor and shall use its best efforts, as permitted by applicable law, to obtain from another qualified insurer a replacement hazard insurance policy substantially and materially similar in all respects to the original policy. In no event, however, shall a Mortgage Loan be without a hazard insurance policy at any time.

     If any Mortgaged Property is in an area identified by the Federal Emergency Management Agency as having special flood hazards and such flood insurance has been made available, then the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier acceptable to Fannie Mae or Freddie Mac, in an amount representing coverage not less than the lesser of (a) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the outstanding principal balance of the related Mortgage Loan if replacement cost coverage is not available for the type of building insured) or (b) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended (assuming that the area in which such Mortgaged Property is located is participating in such program). If at any time during the term of the Mortgage Loan, the Servicer determines in accordance with applicable law and pursuant to the FEMA Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster
Protection Act of 1973, as amended, the Servicer shall notify the related Mortgagor to obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor's behalf. Any out-of-pocket expenses or advance made by the Servicer on such force placed flood insurance coverage shall be deemed a Servicing Advance.

     If a Mortgage is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae or Freddie Mac requirements, and secure from the owner's association its agreement to notify the Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

     The Servicer shall also maintain on each REO Property fire, hazard and liability insurance, and to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance with extended coverage in an amount which is at least equal to the lesser of (a) the maximum insurable value of the improvements which are a part of such property and (b) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property plus accrued interest at the Note Rate and related Servicing Advances.

     All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, or upon request to the Purchaser, and shall provide for at least 30 days prior written notice of any cancellation, reduction in the amount of, or material change in, coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are acceptable to Fannie Mae or Freddie Mac and are licensed to do business in the state wherein the related Mortgaged Property is located. Notwithstanding the foregoing, the Servicer may accept a policy underwritten by Lloyd's of London or, if it is the only coverage available, coverage under a state's Fair Access to Insurance Requirement (FAIR) Plan. The Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The

Servicer shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date. If a hazard policy becomes in danger of being terminated, or the insurer ceases to be acceptable to Fannie Mae or Freddie Mac, the Servicer shall notify the related Mortgagor, and shall use its best efforts, as permitted by applicable law, to obtain from another qualified insurer a replacement hazard insurance policy substantially and materially similar in all respects to the original policy. In no event, however, shall a Mortgage Loan be without a hazard insurance policy at any time.

     Pursuant to Section 5.04, any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicer's normal servicing procedures and the servicing standard set forth in Section 5.01(1) shall be deposited in the Collection Account within two Business Days after receipt, subject to withdrawal in accordance with Section 5.05. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating remittances to the Purchaser, be added to the Unpaid Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

     It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance.

     Section 5.11  Reserved.
                   ---------

     Section 5.12  Fidelity Bond; Errors and Omissions Insurance.
                   ----------------------------------------------

     The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of Fannie Mae or Freddie Mac on all officers, employees or other Persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond and errors and omissions insurance shall be in the form of the "Mortgage Banker's Blanket Bond" and shall protect and insure the Servicer against losses, including losses arising by virtue of any Mortgage Loan not being satisfied in accordance with the procedures set forth in Section 7.02 and/or losses resulting from or arising in connection with forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of or by such Persons. Such Fidelity Bond shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 5.12 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Guide or by Freddie Mac in the Freddie Mac Servicing Guide. The Servicer shall cause to be delivered to the Purchaser upon request: (i) a certified true copy of the Fidelity Bond and insurance policy; and (ii) a written statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.

     Section 5.13  Realization  Upon Specially  Serviced  Mortgage Loans and REO
                   -------------------------------------------------------------
Properties.
-----------

     The Servicer shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Specially Serviced Mortgage Loans as come into and continue in default and as to which (a) in the reasonable judgment of the Servicer, no satisfactory arrangements can, in accordance with prudent lending practices, be made for collection of delinquent payments pursuant to Section 5.01 and (b) such foreclosure or other conversion is otherwise in accordance with Section 5.01. The Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration, repair, protection or maintenance of any property unless it shall determine that such expenses will be recoverable to it as Servicing Advances either through Liquidation Proceeds or through Insurance Proceeds (in accordance with Section 5.05) or from any other source relating to the Specially Serviced Mortgage Loan. The Servicer shall be required to advance funds for all other costs and expenses incurred by it in any such foreclosure proceedings; provided that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the related Mortgaged Property, as contemplated by Section 5.05.

     Upon any Mortgaged Property becoming an REO Property, the Servicer shall promptly notify the Purchaser thereof, specifying the date on which such Mortgaged Property became an REO Property. Pursuant to its efforts to sell such REO Property, the Servicer shall, either itself or through an agent selected by it, protect and conserve such REO Property in accordance with the servicing standards set forth in Section 5.01 and may, subject to Section 5.01(4)(c) and incident to its conservation and protection of the interests of the Purchaser, rent the same, or any part thereof, for the period to the sale of such REO Property.

     Notwithstanding anything to the contrary contained herein, the Purchaser shall not, and the Servicer shall not on the Purchaser's behalf, acquire any real property (or personal property incident to such real property) except in connection with a default or a default that is imminent on a Mortgage Loan. If the Purchaser acquires any real property (or personal property incident to such real property) in connection with such a default, then such property shall be disposed of by the Servicer in accordance with this Section and Section 5.15 as soon as possible but in no event later than 3 years after its acquisition by the Servicer on behalf of the Purchaser, unless the Servicer obtains, at the expense of the Purchaser, in a timely fashion an extension from the Internal Revenue Service for an additional specified period.

     If, in the exercise of its servicing obligations with respect to any Mortgaged Property hereunder, the Servicer deems it is necessary or advisable to obtain an Environmental Assessment, then the Servicer shall so obtain an Environmental Assessment, it being understood that all reasonable costs and expenses incurred by the Servicer in connection with any such Environmental Assessment (including the cost thereof) shall be deemed to be Servicing Advances recoverable by the Servicer pursuant to Section 5.14(4). Such Environmental Assessment shall (a) assess whether (1) such Mortgaged Property is in material violation of applicable Environmental Laws or (2) after consultation with an environmental expert, taking the actions necessary to comply with applicable Environmental Laws is reasonably likely to produce a greater recovery on a net present value basis than not taking such actions, and (b) identify whether (1) any circumstances are present at such Mortgaged Property relating to the use, management or disposal of any hazardous materials for which investigation, testing, monitoring, containment, clean-up or re mediation could be required under any federal, state or local law or regulation, or (2) if such circumstances exist, after consultation with an environmental expert, taking such actions is reasonably likely to produce a greater recovery on a present value basis than not taking such actions. (The conditions described in the immediately preceding clauses (a) and (b) shall be referred to herein as "Environmental Conditions Precedent to Foreclosure.") If any such Environmental Assessment so warrants, the Servicer is hereby authorized to and shall perform such additional environmental testing as it deems necessary and prudent to establish the satisfaction of the foregoing Environmental Conditions Precedent to Foreclosure or to proceed as set forth below (such additional testing thereafter being included in the term "Environmental Assessment ").

     If an Environmental Assessment deemed necessary or advisable by the Servicer in accordance with this Section 5.13 establishes that any of the Environmental Conditions Precedent to Foreclosure is not satisfied with respect to any Mortgaged Property, but the Servicer in good faith reasonably believes that it is in the best economic interest of the Purchaser to proceed against such Mortgaged Property and, if title thereto is acquired, to take such remedial, corrective or other action with respect to the unsatisfied condition or conditions as may be prescribed by applicable law to satisfy such condition or conditions, then the Servicer shall so notify the Purchaser. If, pursuant to
Section 5.01(4)(c), the Purchaser is deemed to have accepted Servicer's recommendation to proceed against such Mortgaged Property, then the Servicer shall so proceed. The cost of any remedial, corrective or other action contemplated by the preceding sentence in respect of any of the Environmental Conditions Precedent to Foreclosure that is not satisfied shall not be an expense of the Servicer and the Servicer shall not be required to expend or risk its own funds or otherwise incur any financial liability in connection with any such action.

     If an Environmental Assessment deemed necessary or advisable by the Servicer in accordance with this Section 5.13 establishes that any of the Environmental Conditions Precedent to Foreclosure is not satisfied with respect to any Mortgaged Property and, in accordance with Section 5.01(4)(c), the Purchaser elects or is deemed to have elected not to proceed against such Mortgaged Property, then the Servicer shall, subject to Section 5.01(4)(c), take such action as it deems to be in the best economic interest of the Purchaser (other than proceeding against the Mortgaged Property or directly or indirectly becoming the owner or operator thereof) as determined in accordance with the servicing standard set forth in Section 5.01 and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage.

     Prior to the Servicer taking any action with respect to the use, management or disposal of any hazardous materials for which investigation, testing, monitoring, containment, clean-up or re mediation could be required under any federal, state or local law or regulation on any Mortgaged Property, the Servicer shall request the approval of the Purchaser in accordance with Section 5.01(4)(c) and, if such action is deemed approved by the Purchaser, (a) keep the Purchaser apprised of the progress of such action; and (b) take such action in compliance with all applicable Environmental Laws.

     Section 5.14  Management of REO Properties.
                   -----------------------------

     If title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (each, an "REO Property"), the deed or certificate of sale shall be taken in the name of the Purchaser or the Person designated by the Purchaser. The Servicer (acting alone or through a subservicer or managing agent specializing in the disposition of REO Properties), on behalf of the Purchaser, shall, subject to Section 5.01(4)(c), dispose of any REO Property pursuant to
Section 5.15. Promptly following any acquisition by the Purchaser (through the Servicer) of an REO Property, the Servicer shall obtain a narrative appraisal thereof (at the expense of the Purchaser) in order to determine the fair market value of such REO Property. The Servicer shall also cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter, and Servicer shall be entitled to be reimbursed for expenses in connection therewith in accordance with this Agreement. The Servicer shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Servicer to the Purchaser. Notwithstanding anything to the contrary contained herein, if a REMIC election has been or is to be made with respect to the arrangement under which the Mortgage Loans and the REO Properties are held, then the Servicer shall manage, conserve, protect and operate each REO Property in a manner that does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 86OG(a)(8) of the Code or result in the receipt by such REMIC of any "income from non-permitted assets" within the meaning of Section 86OF(a)(2)(B) or any "net income from foreclosure property" within the meaning of Section 86OG(c)(2) of the Code (or comparable provisions of any successor or similar legislation).

     The Servicer shall deposit and hold all revenues and funds collected and received in connection with the operation of each REO Property in the Collection Account, and the Servicer shall account separately for revenues and funds received or expended with respect to each REO Property.

     The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement (and, in particular, Section 5.01(4)(c)), to do any and all things in connection with any REO Property as are consistent with the servicing standard set forth in Section
5.01. In connection therewith, the Servicer shall deposit or cause to be deposited within two (2) Business Day of receipt in the Collection Account all revenues and collections received or collected by it with respect to each REO Property, including all proceeds of any REO Disposition. Subject to Section 5.13, the Servicer shall withdraw (without duplication) from the Collection Account and/or Escrow Account, but solely from the revenues and collections received or collected by it with respect to a specific REO Property, such funds necessary for the proper operation, management and maintenance of such REO Property, including the following:

(1) all insurance premiums due and payable in respect of such REO Property;

(2) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon;

(3) all customary and reasonable costs and expenses necessary to maintain, repair, appraise, evaluate, manage or operate such REO Property (including the customary and reasonable costs incurred or assessed by any "managing agent" retained by the Servicer in connection with the maintenance, management or operation of such REO Property);

(4) all reasonable costs and expenses of restoration improvements, deferred maintenance and tenant improvements; and

(5) all other reasonable costs and expenses, including reasonable attorneys' fees, that the Servicer may suffer or incur in connection with its performance of its obligations under this Section (other than costs and expenses that the Servicer is expressly obligated to bear pursuant to this Agreement).

     To the extent that amounts on deposit in the Collection Account are insufficient for the purposes set forth in clauses (1) through (5) above, the Servicer shall, subject to Section 6.04, advance the amount of funds required to cover the shortfall with respect thereto. The Servicer shall promptly notify the Purchaser in writing of any failure by the Servicer to make a Servicing Advance of the type specified in clauses (1) or (2) above (irrespective of whether such Servicing Advance is claimed to be non-recoverable by the Servicer pursuant to
Section 6.04).

     Following the consummation of an REO Disposition, the Servicer shall remit to the Purchaser, in accordance with Section 6.01, any proceeds from such REO Disposition in the Collection Account following the payment of all expenses and Servicing Advances relating to the subject REO Property.

     Section 5.15  Sale of REO Properties.
                   -----------------------

     The Servicer shall offer to sell any REO Property in the manner that is in the best interests of the Purchaser or other owner of the REO, but no later than the time determined by the Servicer to be sufficient to result in the sale of such REO Property on or prior to the time specified in Section 5.13. In accordance with the servicing standard set forth in Section 5.01, the Servicer or designated agent of the Servicer shall solicit bids and offers from Persons for the purchase of any REO Property.

     The Servicer shall act on behalf of the Purchaser in negotiating and taking any other action necessary or appropriate in connection with the sale of any REO Property, including the collection of all amounts payable in connection therewith. The Servicer shall manage and negotiate terms of sale on Specially Serviced Mortgage Loans or REO Properties with the same care, skill, prudence and diligence with which Servicer manages its own REO Properties. The proceeds of any sale after deduction of the expenses of such sale incurred in connection therewith shall be promptly deposited in the Collection Account in accordance with Section 5.04.

     Section 5.16  Investment of Funds in the Collection Account.
                   ----------------------------------------------

     The Servicer may direct any depository institution which holds the Collection Account to invest the funds in the Collection Account in one or more Permitted Investments bearing interest. All such Permitted Investments shall be held to maturity, unless payable on demand. In the event amounts on deposit in the Collection Account are at any time invested in a Permitted Investment payable on demand, the Servicer shall:

          (a) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

          (b) demand payment of all amounts due thereunder promptly upon determination by the Servicer or notice from the Purchaser that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Collection Account.

     All income and gain realized from investment of funds deposited in the Collection Account shall be for the benefit of the Servicer and shall be subject to its withdrawal in accordance with Section 5.05. The Servicer shall deposit in the Collection Account the amount of any loss incurred in respect of any Permitted Investment immediately upon realization of such loss.

     Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Purchaser may elect to take such action, or instruct the Servicer to take such action, as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings, at the expense of the Servicer.

     Section 5.17  MERS.
                   -----

     In the case of each MERS Mortgage Loan, the Servicer shall, as soon as practicable after the Purchaser's request (but in no event later than the end of the month in which the related Funding Date occurs with respect to each Mortgage Loan that was a MERS Mortgage Loan as of the Funding Date, or with respect to each Mortgage Loan that was a MERS Eligible Mortgage Loan as of the Funding Date and subsequent to the Funding Date becomes a MERS Mortgage Loan, by the end of the month in which the Mortgage Loan becomes a MERS Mortgage Loan), take such actions as are necessary to cause the Purchaser to be clearly identified as the owner of each MERS Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The Servicer shall maintain in good standing its membership in MERS. In addition, the Servicer shall comply with all rules, policies and procedures of MERS, including the Rules of Membership, as amended, and the MERS Procedures Manual, as amended. With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall promptly notify MERS as to any transfer of beneficial ownership or release of any security interest in such Mortgage Loans. The Servicer shall cooperate with the Purchaser and any successor owner or successor servicer to the extent necessary to ensure that any transfer of ownership or servicing is appropriately reflected on the MERS system.

     Section 5.18  Pledged Asset Mortgage Loans.
                   -----------------------------

          (a)  Representations of Servicer

               (1) Servicer hereby represents and warrants to Purchaser that prior to its assignment to Purchaser of the security interest in and to any Pledged Assets set forth in Section 5.18(b) hereof, Servicer had a first priority perfected security interest in each Securities Account, and/or, if necessary to perfect a first priority security interest in each asset contained in such Securities Account, a first priority perfected security interest in each such asset contained in such Securities Account and following
                    Servicer's assignment of the Pledged Asset Agreements and such security interest in and to any Pledged Assets, Purchaser has a first priority perfected security interest in each Securities Account, and/or, if necessary to perfect a first priority security interest in each asset contained in such Securities Account, a perfected first priority security interest in each such asset contained in such Securities Account. Servicer hereby represents and warrants to Purchaser that prior to the related Pledged Asset Servicer's assignment to the Servicer of the security interest in and to any Pledged Assets, the related Pledged Asset Servicer had a first priority perfected security interest in each Securities Account, and/or, if necessary to perfect a first priority security interest in each asset contained in such Securities Account, a first priority perfected security interest in each such asset contained in such Securities Account and following such Pledged Asset Servicer's assignment of the Pledged Asset Agreements and such security interest in and to any Pledged Assets, the Servicer had a first priority perfected security interest in each Securities Account, and/or, if necessary to perfect a first priority security interest in each asset contained in such Securities Account, a perfected first priority security interest in each such asset contained in such Securities Account.

               (2) Servicer represents and warrants to Purchaser that each Pledged Asset Mortgage Loan is insured under the terms and provisions of a Surety Bond subject to the limitations set forth therein. Servicer covenants that within 2 Business Days after the Funding Date for any purchase of Pledged Asset Mortgage Loans, Servicer will deliver to each Surety Bond Issuer any instrument required to be delivered under the related Surety Bond, executed by the necessary parties, and that all other requirements for transferring coverage under the related Surety Bonds in respect of such Pledged

                    Asset Mortgage Loans to the Purchaser shall be complied with. Servicer shall indemnify Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that are related to or arise from the non-payment of Required Surety Payments with respect to the Pledged Asset Mortgage Loans purchased by Purchaser from applicable Seller under this Agreement. The indemnification obligation provided in this subparagraph 2 with respect to each Pledged Asset Mortgage Loan shall expire upon receipt by the related Surety Bond Issuer of the necessary documentation referred to in this paragraph, signed by the appropriate parties thereto.

               (3) Servicer represents and warrants that the assignment of rights to Purchaser under each Surety Bond, as described herein, will not result in Purchaser assuming any obligations or liabilities of Servicer with respect thereto.

               (4) Servicer represents and warrants that each Pledged Asset Servicing Agreement and the Pledge Agreements are in full force and effect as of the Funding Date and their provisions have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder. Servicer represents to Purchaser that as of the Funding Date, neither Servicer nor any Pledged Asset Servicer is in default under the related Pledged Asset Servicing Agreement.

          (b)  Assignment of Security Interest

               (1) With respect to each Pledged Asset Mortgage Loan sold to Purchaser under this Agreement, the Servicer hereby assigns to the Purchaser its security interest in and to any related Pledged Assets, all of its rights in each related Pledge Agreement, its right to receive amounts due or to become due in respect of any related Pledged Assets and its rights as beneficiary under the related Surety Bond in respect of any Pledged Asset Mortgage Loans.

          (c)  Servicing of Pledged Assets

               (1) The parties acknowledge that pursuant to each Pledged Asset Servicing Agreement between Servicer and the related Pledged Asset Servicer, the Securities Accounts and other Pledged Assets in which Purchaser shall (pursuant to the terms of this Agreement) have a security interest, shall continue to be maintained and serviced by such Pledged Asset Servicer. Servicer represents and warrants that the terms of each Pledged Asset Servicing Agreement are not inconsistent with any of the provisions of this Agreement. Subject to subsection (c)(2) below, the Servicer shall service and administer the Securities Accounts and other Pledged Assets, in accordance with (i) prudent business practices and procedures employed in the industry to administer securities accounts and additional collateral similar to that securing the Pledged Asset Mortgage Loans; (ii) the terms of the related Pledge Agreements; and (iii) the terms of this Agreement. Servicer's obligations under this Section 5.18(c) will be subject to the provisions of Section 9.04 hereof.

               (2) Notwithstanding any other provision of this Agreement to the contrary, except as provided below in this subsection
                    (c)(2), the Servicer shall have no duty or obligation to service and administer the Pledged Assets, and the Servicer shall not be deemed to be the Pledged Asset Servicer with respect to any Pledged Asset Mortgage Loan, unless and until the related Pledged Asset Servicer's obligations to administer the Pledged Asset as provided in the related Pledged Asset Servicing Agreement have been terminated with respect to such Pledged Asset Mortgage Loans sold hereunder, in which case the Servicer shall be bound to service and administer the related Pledged Assets and the related Surety Bond in accordance with the provisions of this Agreement and the related Pledge Agreements, from the date of such termination. The Servicer shall enforce the obligations of each Pledged Asset Servicer to service and administer the Pledged Assets as provided in the related Pledged Asset Servicing Agreement, and shall take appropriate action thereunder if any Pledged Asset Servicer fails to substantially comply with its obligations to administer the Pledged Assets. Such enforcement, including without limitation, the legal prosecution of claims, termination of the related Pledged Asset Servicing Agreement with respect to the related Pledged Asset Mortgage Loans, and the pursuit of other appropriate remedies, shall be carried out as the Servicer, in its good faith business judgment, would require were it the owner of the related Securities Accounts and other Pledged Assets. Without in any way limiting any other remedies set forth herein, Servicer shall indemnify Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses (collectively, "Losses") that arise with respect to Pledged Asset Mortgage Loans purchased by Purchaser from Servicer hereunder, provided that (i) such Losses are caused by the related Pledged Asset Servicer's failure to administer the Pledged Assets as provided in the related Pledged Asset Servicing Agreement and in a manner consistent with the standard set forth in subsection (c)(1) above, (ii) the indemnification contained in this subsection (c)(2) will in no event exceed the


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

                    Original Pledged Asset Requirement for the related Pledged Asset Mortgage Loan, and (iii) such indemnification liability shall be offset to the extent that the Losses are covered by a Required Surety Payment.

               (3) The related Pledged Asset Servicer shall us e its best reasonable efforts to realize upon any related Pledged Assets for such of the Pledged Asset Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments; provided that the related Pledged Asset Servicer shall not obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the related Pledged Asset Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Servicer shall proceed with any acquisition of REO Property in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 5.05 hereof; provided, that such proceeds shall not be so deposited if the Required Surety Payment in respect of such Pledged Asset Mortgage Loan has been deposited in the Collection Account or otherwise paid to the Purchaser (except to the extent of any such proceeds taken into account in calculating the amount of the Required Surety Payment).

               (4) Servicer's obligations to administer the Securities Accounts shall terminate upon termination of the related Pledged Asset Agreement. Purchaser acknowledges coverage under the terms and provisions of the related Surety Bond as to any particular Pledged Asset Mortgage Loan shall terminate upon termination of the related Pledged Asset Agreement; provided, however, that such termination shall not affect claims arising under this Agreement or the related Surety Bond prior to the date of termination of the related Pledged Asset Agreement.

               (5) The Pledged Asset Servicer with respect to each Pledged Asset Mortgage Loan may, without the consent of the Purchaser, amend or modify a Pledged Asset Agreement in any non-material respect to reflect administrative or account changes, provided that the same are consistent with the PHH Guide.

          (d)  Surety Bonds

               (1) If a Required Surety Payment is payable pursuant to the related Surety Bond with respect to any Pledged Asset Mortgage Loan, as determined by the Servicer, the related Pledged Asset Servicer shall so notify the related Surety Bond Issuer promptly. The Servicer shall cause the prompt completion of any necessary documentation relating to the related Surety Bond and shall cause the prompt submission of such documentation to the related Surety Bond Issuer as a claim for a required surety. The Purchaser shall execute such documentation if requested by the related Pledged Asset Servicer.

               (2) In the event that the Servicer receives a Required Surety Payment from a Surety Bond Issuer on behalf of the Purchaser, the Servicer shall deposit such Required Surety Payment in the Collection Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions hereof applicable to Insurance Proceeds.

               (3)  Purchaser  will  cooperate   with  Servicer  to  transfer to
                    Purchaser the coverage of each Surety Bond in respect of the related Pledged Asset Mortgage Loans.

     Section 5.19  Inspections.
                   ------------

     If any Mortgage Loan is more than ninety (90) days delinquent, the Servicer immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with the servicing standard set forth in Section 5.01(1) or as may be required by the primary mortgage guaranty insurer. The Servicer shall keep a written report of each such inspection.

     Section 5.20  Restoration of Mortgaged Property.
                   ----------------------------------

     The Servicer need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with servicing standards set forth in Section 5.01(1). For claims greater than $15,000, at a minimum the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

     (a) the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

     (b) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

     (c)  the Servicer  shall  verify that the Mortgage Loan  is not in default;
          and

     (d) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

     If the Purchaser is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

     Section 5.21  Real Estate Owned Reports.
                   --------------------------

     Together with the reports furnished pursuant to Section 6.02, the Servicer shall furnish to the Purchaser on or before the Remittance Date each month a statement in the form of Exhibit 5.21 with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Purchaser shall reasonably request.

     Section 5.22  Reports  of  Foreclosures   and  Abandonments  of  Mortgaged
                   ------------------------------------------------------------
Property.
---------

     Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code. The Servicer shall file information reports with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by the Code.

     Section 5.23  Notification of Adjustments.
                   ----------------------------

     With respect to each Mortgage Loan, the Servicer shall adjust the Note Rate on the related Rate Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Note Rate adjustments. The Servicer shall promptly, upon written request, deliver to the Purchaser such notifications along with information regarding the applicable date of such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Servicer or the receipt of notice from the Purchaser that the Servicer has failed to adjust a Note Rate in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Collection Account from its own funds the amount of any interest loss or deferral caused the Purchaser thereby.

     Section 5.24  Disaster Recovery/Business Continuity Plan.
                   -------------------------------------------

     The Servicer shall establish contingency plans, recovery plans and proper risk controls to ensure Servicer's continued performance under this Agreement. The plans must be in place within thirty (30) calendar days after the date of this Agreement and shall include, but not be limited to, testing and corrective actions to be immediately implemented, if necessary. The Servicer agrees to make copies or summaries of the plans available to the Purchaser or its regulators upon request.

     Section 5.25  Fair Credit Reporting Act.
                   --------------------------

     (a) The Servicer shall furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on each Mortgagor's credit files to Equifax, Experian, and Trans Union Credit Information Servicer (three of the credit repositories), on a monthly basis.

     (b) The Servicer agrees to transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and for each Mortgage Loan, the Servicer shall report one of the following statuses each month: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed or charged-off.

     (c) The Servicer shall comply with Title V of the Gramm-Leach-Bliley Act of 1999 and all applicable regulations promulgated thereunder, relating to the Mortgage Loans and the related Mortgagors and shall provide all required notices thereunder.


                                   ARTICLE VI
                         REPORTS; REMITTANCES; ADVANCES

     Section 6.01  Remittances.
                   ------------

(1) On each Remittance Date, the Servicer shall remit to the Purchaser (a) all amounts credited to the Collection Account as of the close of business on the related Determination Date (including (1) the amount of any Principal Prepayment occurring during the related Principal Prepayments Period, together with interest thereon at the related Remittance Rate to the end of the month in which prepayment of the related Mortgage Loan occurs and (2) all proceeds of any REO Disposition net of amounts payable to the Servicer pursuant to Section 5.15), net of charges against or withdrawals from the Collection Account pursuant to Subsection 5.05, plus (b) all amounts, if any, which the Servicer is obligated to remit as Monthly Advances pursuant to Subsection 6.03, minus (c) any amounts attributable to Principal Prepayments received after the end of the calendar month preceding the month in which the Remittance Date occurs, minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Due Dates subsequent to the related Due Period.

(2) All remittances made to the Purchaser on each Remittance Date will be made to the Purchaser by wire transfer of immediately available funds according to the instructions that will be provided by Purchaser to the Servicer.

(3) With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to One month LIBOR (as published in the Walls Street Journal) plus 200 basis points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Servicer to the Purchaser on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with such late payment. Neither the payment by the Servicer nor the acceptance by the Purchaser of any such interest shall be deemed an extension of time for payment or a waiver by the Purchaser of any Event of Default.

     Section 6.02  Automated Servicing Systems and Statements to Purchaser.
                   --------------------------------------------------------

     The Servicer shall setup, format, maintain and transmit to the Purchaser the Servicer's servicing files and other electronic data storage and transmission systems related to the Mortgage Loans (collectively, the "Servicing Systems") in accordance with the guidelines and requirements set forth in
Exhibit 6.02 attached hereto (the "Servicer Requirements"), and the Servicer shall cooperate with the Purchaser to receive data from the Purchaser that is to be incorporated in the Servicing Systems in accordance with this Agreement. The Purchaser shall reimburse the Servicer for any reasonable out-of-pocket expenses incurred in connection with the Servicer's implementation of the Servicing Systems.

     Not later than the first (1st) Business Day of each month, the Servicer shall furnish to the Purchaser, with respect to the preceding month, a monthly collection report, a monthly paid in full report that summarizes Mortgage Loans paid in full during the related Principal Prepayment and a monthly trial balance report that provides a trial balance as of the last day of the month preceding such Remittance Date in electronic format agreed upon by the Servicer and the Purchaser.

     Not later than the fifth (5th) Business Day of each month, the Servicer shall furnish to the Purchaser a delinquency report and a monthly remittance advice, including the information set forth in Exhibit 6.02, in both a physical form (including via website) and a mutually agreeable electronic format as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date.

     On or before the 5th Business Day following the Accounting Cut-off Date of each month during the term hereof, the Servicer shall deliver to the Purchaser monthly accounting reports in the form of Exhibits 6.02(a) through 6.02(i) attached hereto with respect to the most recently ended Due Period. Such monthly accounting reports shall include information as to the aggregate Unpaid Principal Balance of all Mortgage Loans, the scheduled amortization of all Mortgage Loans and the amount of any Principal Prepayments as of the most recent Accounting Cut-off Date. Such monthly reports shall be available by the Servicer for the Purchaser on Servicer's secured web-site. The Servicer shall provide training, secured access and password(s) to the Purchaser on the operation of the website.

     In addition to the foregoing, utilizing resources reasonably available to the Servicer and to the extent the requested data is contained within the Servicer's electronic systems without incurring any cost except the Servicer's overhead and employees' salaries, the Servicer shall furnish to the Purchaser during the term of this Agreement such periodic, special or other reports, information or documentation, whether or not provided for herein, as shall be reasonably requested by the Purchaser with respect to Mortgage Loans or REO Properties (provided the Purchaser shall have given the Servicer reasonable notice and opportunity to prepare such reports, information or documentation), including any reports, information or documentation reasonably required to comply with any regulations of any governmental agency or body having jurisdiction over the Purchaser, all such reports or information to be as provided by and in accordance with such applicable instructions and directions as the Purchaser may reasonably request. If any of such reports, periodic, special or other reports, information or documentation are not customarily prepared by the Servicer or require that the Servicer program data processing systems to create the reports, information or documentation, then the Purchaser shall pay to the Servicer a fee mutually agreed to by the Purchaser and the Servicer taking into account the Servicer's actual time and cost in preparing such reports, information or documentation. The Servicer agrees to execute and deliver all such instruments and take all such action as the Purchaser, from time to time, may reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

     Section 6.03  Monthly Advances by the Servicer.
                   ---------------------------------

(1) On or prior to each related Remittance Date, the Servicer shall either (a) deposit in the Collection Account from its own funds an amount equal to the aggregate amount of all Monthly Payments which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date (each such advance, a "P&I Advance"), (b) cause to be made an appropriate entry in the records of the Collection Account that amounts held for future distribution have been, as permitted by this Section 6.03, used by the Servicer in discharge of any such P&I Advance or (c) make P&I Advances in the form of any combination of (a) or
(b) aggregating the total amount of advances to be made. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Collection Account on or before any future Remittance Date if funds in the Collection Account on such Remittance Date shall be less than payments to the Purchaser required to be made on such Remittance Date. The Servicer's obligation to make P&I Advances as to any Mortgage Loan is mandatory and will continue through the last Monthly Payment due prior to the payment in full of a Mortgage Loan, or through the last related Remittance Date prior to the Remittance Date for the distribution of all other payments or recoveries (including proceeds under any title, hazard or other insurance policy, or condemnation awards) with respect to a Mortgage Loan; provided, however, that such obligation shall cease if the Servicer, in its good faith judgment, determines that such P&I Advances would not be a Nonrecoverable Advance pursuant to Section 6.04. The determination by the Servicer that a P&I Advance, if made, would be a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer, delivered to the Purchaser, which details the reasons for such determination. The Servicer shall not have any obligation to advance amounts in respect of shortfalls relating to the Servicemembers Civil Relief Act and similar state and local laws.

(2) The Servicer's obligations to make Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the Remittance Date prior to the Remittance

Date for the remittance of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds or Condemnation Proceeds) with respect to the Mortgage Loan; provided that such obligation shall cease if the Servicer furnishes to the Purchaser an Officers' Certificate evidencing the determination by the Servicer in accordance with Section 6.04 that an advance with respect to such Mortgage Loan would constitute a Non-recoverable Advance.

(3) On or prior to each related Remittance Date, the Servicer shall deposit into the Collection Account payments on account of Prepayment Interest Shortfall Amount in an aggregate amount equal to the lesser of (i) the aggregate amount of Prepayment Interest Shortfall Amounts for the related Remittance Date resulting solely from Principal Prepayments during the related Principal Prepayment Period, and (ii) the total amount of the servicing compensation that would be payable to the Servicer if no Principal Prepayments were made during the Principal Prepayment Period related to such Remittance Date. Such payments shall be deposited into the Collection Account.

     Section 6.04  Non-recoverable Advances.
                   -------------------------

     The determination by the Servicer that it has made a Non-recoverable Advance or that any Monthly Advance or Servicing Advance, if made, would constitute a Non-recoverable Advance shall be evidenced by an Officers' Certificate delivered to the Purchaser detailing the reasons for such determination.

     Section 6.05  Officer's Certificate.
                   ----------------------

     The Seller shall deliver to the Purchaser an Officer's Certificate in the form attached hereto as Exhibit 9 on the Initial Funding Date and upon Purchaser's reasonable request thereafter.

                                  ARTICLE VII
                           GENERAL SERVICING PROCEDURE

     Section 7.01  Enforcement of Due-on-Sale Clauses, Assumption Agreements.
                   ----------------------------------------------------------

(1) The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any " due-on-sale" clause applicable thereto; provided that the Servicer shall not exercise any such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Insurance Policy, if any.

(2) If the Servicer is prohibited from enforcing such "due-on-sale" clause, then the Servicer will attempt to enter into an assumption agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. (For purposes of this Section 7.01, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.)

(3) If the Servicer receives a request for any Mortgage Loan to be assumed, then the Servicer shall inquire into the creditworthiness of the proposed transferee and shall use the same underwriting criteria for approving the credit of the proposed transferee that are used with respect to underwriting mortgage loans of the same type as the Mortgage Loans. Where an assumption is allowed, the Servicer, with the prior written consent of the primary mortgage insurer, if any, and subject to the conditions of Section 7.01(3), shall, and is hereby authorized to, enter into a substitution of liability agreement with the Person to whom the Mortgaged Property is proposed to be conveyed pursuant to which the original mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement. In no event shall the Note Rate, the amount of the Monthly Payment or the final maturity date be changed. The Servicer shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Purchaser's Mortgage File and shall, for all purposes, be considered a part of such Purchaser's Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement shall be retained by the Servicer as additional compensation for servicing the Mortgage Loans.

(4) If the credit of the proposed transferee does not meet such underwriting criteria, then the Servicer shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

     Section 7.02  Satisfaction of Mortgages and Release of Mortgage Files.
                   --------------------------------------------------------

     Upon the payment in full of any Mortgage Loan, the Servicer will immediately notify the Purchaser by a certification of a Servicing Officer, which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 5.04 have been or will be so deposited and shall request delivery to it of the Purchaser's Mortgage File held by the Purchaser. Upon receipt of such certification and request, the Purchaser shall promptly release the related mortgage documents to the Servicer and the Servicer shall promptly prepare and process any satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account.

     With the exception of short sales, if the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage, or should it otherwise take such action which results in a reduction of the coverage under the Primary Insurance Policy, if any, then the Servicer shall promptly give written notice thereof to the Purchaser, and, within 5 Business Days following discovery of such release, the Servicer shall repurchase the related Mortgage Loan by paying to the Purchaser the Repurchase Price therefor by wire transfer of immediately available funds directly to the Purchaser's Account.

     From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loan, including for this purpose collection under any Primary Insurance Policy, the Custodian shall, upon request of the Servicer and delivery to the Custodian of a servicing receipt signed by a Servicing Officer pursuant to the Custodial Agreement, release the Custodian's Mortgage File held by the Custodian to the Servicer. Such servicing receipt shall obligate the Servicer to return the related mortgage documents to the Custodian when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Custodian's Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or nonjudicially, and the Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Custodian's Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and the Liquidation Proceeds were deposited in the Collection Account, the servicing receipt shall be released by the Custodian to the Servicer.

     Section 7.03  Servicing Compensation.
                   -----------------------

     As compensation for its services hereunder, the Servicer shall be entitled to retain from interest payments on the related Mortgage Loans the amounts provided for as the Servicing Fee. The Servicing Fee in respect of a Mortgage Loan for a particular month shall become payable only upon the receipt by the Servicer from the Mortgagor of the full Monthly Payment in respect of such Mortgage Loan. Additional servicing compensation in the form of assumption fees, as provided in Section 7.01, late payment charges, and other servicer compensation for modifications, short sales as provided in Section 5.01(e), and other similar compensation shall be retained by the Servicer to the extent not required to be deposited in the Collection Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

     Section 7.04  Annual Statement as to Compliance.
                   ----------------------------------

     The Servicer will deliver to the Purchaser or the Purchaser's designee on or before March 15 of each year, beginning with March 15, 2006, an Officers' Certificate in the form of Exhibit 11 (or such other form as required by Reg AB) stating that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officers' supervision, (ii) the Servicer has fully complied with the provisions of this Agreement and (iii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

     Section 7.05  Annual  Independent Certified  Public  Accountants' Servicing
                   -------------------------------------------------------------
Report.
-------

     On or before February 28 of each year beginning February 28, 2006 the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans by the Servicer generally that include a sampling of the Mortgage Loans, the provisions of this Agreement have been complied with and, on the basis of such an examination conducted substantially in accordance with the Uniform Single Attestation Program for Mortgage Bankers, such servicing has been conducted in compliance with this Agreement, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement. Notwithstanding the foregoing, following the effective date for Reg AB, the Servicer shall be required to provide such accountant's reports as is required by Reg AB for Mortgage Loans included in public securitizations.

     Section 7.06  Purchaser's Right to Examine Servicer Records
                   ---------------------------------------------

     The Purchaser shall have the right to examine and audit, during business hours or at such other times as are reasonable under applicable circumstances, upon 15 days advance notice any and all of (i) the credit and other loan files relating to the Mortgage Loans or the Mortgagors, (ii) any and all books, records, documentation or other information of the Servicer (whether held by the Servicer or by another) relating to the servicing of the Mortgage Loans and
(iii) any and all books, records, documentation or other information of the Servicer (whether held by the Servicer or by another) that are relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement. The Servicer shall be obligated to make the foregoing information available to the Purchaser at the site where such information is stored; provided that the Purchaser shall be required to pay all reasonable costs and expenses incurred by the Servicer in making such information available.

     Section 7.07  Compliance with REMIC Provisions
                   --------------------------------

     If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or
(ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860 (a) (2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860(d) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

                                  ARTICLE VIII
          REPORTS TO BE PREPARED BY THE SERVICER; SERVICER TO COOPERATE

     Section 8.01  Financial Statements.
                   ---------------------

     The Servicer understands that, in connection with marketing the Mortgage Loans, the Purchaser may make available to any prospective purchaser of the Mortgage Loans the Servicer's audited financial statements available for its two most recently completed fiscal years, together with any additional statements provided pursuant to the next sentence. During the term hereof, the Servicer will deliver to the Purchaser audited financial statements for each of its fiscal years following the Funding Date and all other financial statements prepared following the Funding Date to the extent any such statements are available upon request to the public at large.

     The Servicer also agrees to make available upon reasonable notice and during normal business hours to any prospective purchasers of the Mortgage Loans a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Servicer or the financial statements of the Servicer which may affect, in any material respect, the Servicer's ability to comply with its obligations under this Agreement, and to permit any prospective purchasers upon reasonable notice and during normal business hours to inspect the Servicer's servicing facilities for the purpose of satisfying such prospective purchasers that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.

     Section 8.02  Provision of Information.
                   -------------------------

     The Servicer shall provide to the OCC and to comparable regulatory authorities supervising the Purchaser or any of Purchaser's assigns (including beneficial owners of securities issued in Pass-Through Transfers backed by the Mortgage Loans) and the examiners and supervisory agents of the OCC and such other authorities, access to the documentation required by applicable regulations of the OCC and other authorities supervising the Purchaser or any of its assigns with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer.

     The Servicer shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

     Section 8.03  Cooperation with Third-party Service Providers.
                   -----------------------------------------------

     The Servicer shall cooperate with the Purchaser in servicing the Mortgage Loans in accordance with the usual and customary requirements of any credit enhancement, risk management and other service providers and shall otherwise cooperate with the Purchaser in connection with such third-party service providers and the provision of third-party services; provided, however, that such requirements are reasonably acceptable to the Servicer and pose no greater risk, obligation or expense to the Servicer than otherwise set forth in this Agreement. Any additional costs and/or expenses will be paid by the requesting party.

                                   ARTICLE IX
                                   THE SELLERS

     Section 9.01  Indemnification; Third Party Claims.
                   ------------------------------------

     Each Seller and Servicer shall, jointly and severally, indemnify and hold harmless the Purchaser, its directors, officers, agents, employees, and assignees (each, an "Indemnified Party") from and against any costs, damages, expenses (including reasonable attorneys' fees and costs, irrespective of whether or not incurred in connection with the defense of any actual or threatened action, proceeding, or claim), fines, forfeitures, injuries, liabilities or losses ("Losses") suffered or sustained in any way by any such Person, no matter how or when arising (including Losses incurred or sustained in connection with any judgment, award, or settlement), in connection with or relating to (i) a breach by either Seller of any of its representations and warranties contained in Article III or (ii) a breach by either Seller of any of its covenants and other obligations contained herein including any failure to service the Mortgage Loans in compliance with the terms hereof and in accordance with the standard of care in Section 9.03, provided however, in the case of both of the preceding clauses (i) and (ii), PHH Mortgage shall have no obligation to indemnify an Indemnified Party for a breach by the Trust of the Trust's representations contained in Sections 3.01, 3.03(3) or 3.03(16) hereof. In the event of a breach by the Trust of the Trust's representations in Section 3.01, 3.03(3) or 3.03(16), the Indemnified Party's sole right to indemnification shall be from the Trust. The applicable Seller shall immediately (i) notify the Purchaser if a claim is made by a third party with respect to this Agreement, any Mortgage Loan and/or any REO Property (ii) assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including attorneys' fees, and (iii) promptly pay, discharge and satisfy any judgment, award, or decree that may be entered against it or the Purchaser in respect of such claim. Nothing contained herein shall prohibit the Purchaser, at its expense, from retaining its own counsel to assist in any such proceedings or to observe such proceedings; provided that neither Seller shall be obligated to pay or comply with any settlement to which it has not consented. The Servicer shall be reimbursed from amounts on deposit in the Collection Account for all amounts advanced by it pursuant to the second preceding sentence except when the claim in any way relates to the Servicer's indemnification pursuant to this Section 9.01.

     Section 9.02  Merger or Consolidation of the Seller.
                   --------------------------------------

     Each Seller will keep in full effect its existence, rights and franchises as a corporation or a Delaware business trust, as applicable, under the laws of the state of its organization and will obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

     Any Person into which a Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation (including by means of the sale of all or substantially all of such Seller's assets to such Person) to which the Seller shall be a party, or any Person succeeding to the business of the Seller, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that, unless otherwise consented by the Purchaser, the successor or surviving Person, in the case of a merger or consolidation, etc. of the Servicer, shall be an institution (i) having a GAAP net worth of not less than $35,000,000, and
(ii) who is a Fannie Mae/Freddie Mac-approved company in good standing.

     Section 9.03   Limitation on Liability of the Sellers and Others.
                    --------------------------------------------------

     Neither the Sellers nor any of the officers, employees or agents of the Sellers shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement or pursuant to the express written instructions of the Purchaser, or for errors in judgment made in good faith; provided that this provision shall not protect the Sellers or any such Person against any breach of warranties or representations made herein, or failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith, negligence or any breach in the performance of the obligations and duties hereunder. The Sellers and any officer, employee or agent of the Sellers may rely in good faith on any document of any kind reasonably believed by the Sellers or such Person to be genuine and prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

     The Sellers shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to their duties hereunder and which in their opinion may involve them in any expense or liability; provided that the Sellers may, with the consent of the Purchaser, undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Sellers shall be entitled to be reimbursed therefor out of the Collection Account except when the claim in any way relates to the Servicer's indemnification pursuant to Section 9.01. This indemnity shall survive the termination of this Agreement.

     Section 9.04  Servicer Not to Resign.
                   -----------------------

     With respect to the retention by PHH Mortgage of the servicing of the Mortgage Loans and the REO Properties hereunder, PHH Mortgage acknowledges that the Purchaser has acted in reliance upon PHH Mortgage's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Consequently, PHH Mortgage shall not assign the servicing rights retained by it hereunder to any third party nor resign from the obligations and duties hereby imposed on it except (i) with the consent of the Purchaser (which consent shall not be unreasonably withheld), or (ii) upon determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by PHH Mortgage. Any determination permitting the resignation of PHH Mortgage under Subsection (ii) hereof shall be evidenced by an opinion of counsel to such effect delivered to the Purchaser, which opinion of counsel shall be in form and substance reasonably acceptable to the Purchaser. No such resignation or assignment shall become effective until a successor has assumed the Servicer's responsibilities and obligations hereunder in accordance with Subsection 12.01.

                                   ARTICLE X
                                     DEFAULT

     Section 10.01  Events of Default.
                    ------------------

     In case one or more of the following events shall occur and be continuing:

(1) any failure by the Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of 1 Business Day;

(2) any failure on the part of a Seller/Servicer duly to observe or perform in any material respect any of the covenants or agreements on the part of such Seller/Servicer set forth in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the applicable Seller/Servicer by the Purchaser; provided that such 30-day period shall not begin with respect to any failure to cure, repurchase or substitute in accordance with Sections 2.04 and/or 3.04 until the expiration of the cure periods provided for in Sections 2.04 and/or 3.04, as applicable;

(3) any filing of an Insolvency Proceeding by or on behalf of a Seller/Servicer, any consent by or on behalf of a Seller/Servicer to the filing of an Insolvency Proceeding against a Seller/Servicer, or any admission by or on behalf of a Seller/Servicer of its inability to pay its debts generally as the same become due;

(4) any filing of an Insolvency Proceeding against a Seller/Servicer that remains undismissed or unstayed for a period of 60 days after the filing thereof;

(5) any issuance of any attachment or execution against, or any appointment of a conservator, receiver or liquidator with respect to, all or substantially all of the assets of a Seller/Servicer;

(6) any failure or inability of PHH Mortgage to be eligible to service Mortgage Loans for Fannie Mae or Freddie Mac;

(7) except as permitted by this Agreement, any sale, transfer, assignment, or other disposition by a Seller/Servicer of all or substantially all of its property or assets, any assignment by a Seller/Servicer of this Agreement or any of a Seller's/Servicer's rights or obligations hereunder or any action taken or omitted to be taken by a Seller/Servicer in contemplation or in furtherance of any of the foregoing, without the consent of the Purchaser; or

(8) any failure by the Seller/Servicer to be in compliance with applicable "doing business" or licensing laws of any jurisdiction where Mortgaged Property is located;

     then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Servicer may, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof subject to Section 12.01, without the Purchaser's incurring any penalty or fee of any kind whatsoever in connection therewith; provided that, upon the occurrence of an Event of Default under Subsection (3), (4) or (5) of this Section 10.01, this Agreement and all authority and power of the Servicer hereunder (whether with respect to the Mortgage Loans, the REO Properties or otherwise) shall automatically cease. On or after the receipt by the Sellers of such written notice, all authority and power of the Servicer under this Agreement (whether with respect to the Mortgage Loans or otherwise), shall pass to and be vested in the successor appointed pursuant to Section 12.01. Notwithstanding the occurrence of an Event of Default, the Sellers or the Servicer, as applicable, shall be entitled to all amounts due to such party and remaining unpaid on such date of termination.

                                   ARTICLE XI
                                   TERMINATION

     Section 11.01  Term and Termination.
                    ---------------------

(1) The servicing obligations of the Servicer under this Agreement may be terminated as provided in Section 10.01 hereof. -------------

(2) In any case other than as provided under Subsection (1) hereof, the respective obligations and responsibilities of the Servicer hereunder shall terminate upon: (a) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; or (b) the mutual written consent of the Servicer and the Purchaser.

(3) Upon any termination of this Agreement or the servicing obligations of the Servicer hereunder, then the Servicer shall prepare, execute and deliver all agreements, documents and instruments, including all Servicer Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect such termination, all at the Servicer's sole expense. In any such event, the Servicer agrees to cooperate with the Purchaser in effecting the termination of the Servicer's servicing responsibilities hereunder, including the transfer to the Purchaser or its designee for administration by it of all cash amounts which shall at the time be contained in, or credited by the Servicer to, the Collection Account and/or the Escrow Account or thereafter received with respect to any Mortgage Loan or REO Property.

     Section 11.02  Survival.
                    ---------

     Notwithstanding anything to the contrary contained herein, the representations and warranties of the parties contained herein and in any certificate or other instrument delivered pursuant hereto, as well as the other covenants hereof (including those set forth in Section 9.01) that, by their terms, require performance after the termination by this Agreement, shall survive the delivery and payment for the Mortgage Loans on each Funding Date as well as the termination of this Agreement and shall inure to the benefit of the parties, their successors and assigns. The Sellers and Servicer further agree that the representations, warranties and covenants made by Sellers and Servicer herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by Purchaser notwithstanding any investigation heretofore made by Purchaser or on Purchaser's behalf.

                                  ARTICLE XII
                               GENERAL PROVISIONS

     Section 12.01  Successor to the Servicer.
                    --------------------------

     Upon the termination of the Servicer's servicing responsibilities and duties under this Agreement pursuant to Section 9.04, 10.01, or 11.01, the Purchaser shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement or (ii) appoint a successor servicer which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. If the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, then the Servicer shall continue to discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof (if applicable) all on the terms and conditions contained herein and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The termination of the Servicer's servicing responsibilities pursuant to any of the aforementioned Sections shall not, among other things, relieve the Servicer of its obligations pursuant to Section 2.04 and/or 7.02, the representations and warranties or other obligations set forth in Sections 2.04, 3.01, 3.02 and 3.03 and the remedies available to the Purchaser under the various provisions of this Agreement. In addition, such termination shall not affect any claims that the Purchaser may have against the Servicer arising prior to any such termination.

     The Servicer shall, at its expense, promptly deliver to the successor the funds in the Collection Account and the Escrow Account and the Mortgage Files and related documents and statements held by it hereunder and the Servicer shall account for all funds. The Servicer shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liability of the Servicer. The successor shall make such arrangements as it may deem appropriate to reimburse the Servicer for unrecovered Servicing Advances which the successor retains hereunder and which could otherwise have been recovered by the Servicer pursuant to this Agreement but for the appointment of the successor Servicer.

     The Purchaser shall be entitled to be reimbursed from the Servicer for all costs associated with the transfer of servicing, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Purchaser to correct any errors or insufficiencies in the servicing data or otherwise to enable the Purchaser to service the Mortgage Loans properly and effectively.

     Section 12.02  Governing Law.
                    --------------

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     EACH OF THE SELLERS, THE SERVICER AND THE PURCHASER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OR ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE SELLERS, THE SERVICER OR THE PURCHASER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PURCHASER TO ENTER INTO THIS AGREEMENT

     Section 12.03  Notices.
                    --------

     Any notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered, sent by courier with delivery against signature therefor, mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar writing mailed or sent by courier as provided above, to (i) in the case of the Purchaser, Bank of America, National Association, Hearst Tower, NC1-027-21-04, 214 North Tryon Street, 21st Floor, Charlotte, NC, 28255, Attention: Managing Director, telephone: 704-388-8708, fax: 704-386-3215 or such further address as may hereafter be furnished to the Sellers and Servicer by the Purchaser, (ii) in the case of PHH Mortgage, PHH Mortgage Corporation, 3000 Leadenhall Road, Mt. Laurel, NJ 08054, Attention: Vice President, Servicing, and (iii) in the case of the Trust, c/o PHH Mortgage Corporation, as Administrator, 3000 Leadenhall Road, Mt. Laurel, NJ 08054, Attention: Peter A. Thomas, Vice President, Secondary Marketing, or such other address as may hereafter be furnished to the Purchaser in writing by the applicable Seller.

     Section 12.04  Severability of Provisions.
                    ---------------------------

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, the invalidity of any such covenant, agreement, provision or term of this Agreement shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 12.05  Schedules and Exhibits.
                    -----------------------

     The schedules and exhibits that are attached to this Agreement are hereby incorporated herein and made a part hereof by this reference.

     Section 12.06  General Interpretive Principles.
                    --------------------------------

     For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(2) any reference in this Agreement to this Agreement or any other agreement, document, or instrument shall be a reference to this Agreement or any other such agreement, document, or instrument as the same has been amended, modified, or supplemented in accordance with the terms hereof and thereof (as applicable);

(3) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(4) references herein to "Articles," "Sections," "Subsections," "Paragraphs, " and other subdivisions without reference to a document are to designated articles, sections, subsections, paragraphs and other subdivisions of this Agreement, unless the context shall otherwise require;

(5) a reference to a subsection without further reference to a section is a reference to such subsection as contained in the same section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(6) a reference to a "day" shall be a reference to a calendar day;

(7) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(8) the terms "include" and "including" shall mean without limitation by reason of enumeration .

     Section 12.07 Waivers and Amendments, Noncontractual Remedies; Preservation
                   -------------------------------------------------------------
of Remedies.
------------

     This Agreement may be amended, superseded, canceled, renewed or extended and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties or, in the case of a waiver, by an authorized representative of the party waiving compliance. No such written instrument shall be effective unless it expressly recites that it is intended to amend, supersede, cancel, renew or extend this Agreement or to waive compliance with one or more of the terms hereof, as the case may be. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

     Section 12.08  Captions.
                    ---------

     All section titles or captions contained in this Agreement or in any schedule or exhibit annexed hereto or referred to herein, and the table of contents to this Agreement, are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement.

     Section 12.09  Counterparts; Effectiveness.
                    ----------------------------

     This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. This Agreement shall become effective as of the date first set forth herein upon the due execution and delivery of this Agreement by each of the parties hereto.

     Section 12.10  Entire Agreement; Amendment.
                    ----------------------------

     This Agreement (including the schedules and exhibits annexed hereto or referred to herein), together with the PHH Guide, contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior agreements, written or oral, with respect thereto. No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the authorized representatives of the parties hereto.

     Section 12.11  Further Assurances.
                    -------------------

     Each party hereto shall take such additional action as may be reasonably necessary to effectuate this Agreement and the transactions contemplated hereby. The Sellers and the Servicer will promptly and duly execute and deliver to the Purchaser such documents and assurances and take such further action as the Purchaser may from time to time reasonably request in order to carry out more effectively the intent and purpose of this Agreement and to establish and protect the rights and remedies created or intended to be created in favor of the Purchaser.

     Section 12.12  Intention of the Seller.
                    ------------------------

     Each Seller intends that the conveyance of such Seller's right, title and interest in and to the Mortgage Loans to the Purchaser shall constitute a sale and not a pledge of security for a loan. If such conveyance is deemed to be a pledge of security for a loan, however, the applicable Seller intends that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. Each Seller also intends and agrees that, in such event, (i) the applicable Seller shall be deemed to have granted to the Purchaser and its assigns a first priority security interest in such Seller's entire right, title and interest in and to the Mortgage Loans, all principal and interest received or receivable with respect to the Mortgage Loans, all amounts held from time to time in the accounts mentioned pursuant to this Agreement and all reinvestment earnings on such amounts, together with all of the applicable Seller's right, title and interest in and to the proceeds of any title, hazard or other insurance policies related to such Mortgage Loans and (ii) this Agreement shall constitute a security agreement under applicable law. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

     Section 12.13  Relationship of Parties.
                    ------------------------

     Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Purchaser.

     Section 12.14  Successors and Assigns.
                    -----------------------

     Subject to Sections 9.02 and 9.04, this Agreement shall inure to the benefit of and be binding upon the Sellers, the Servicer and the Purchaser and their respective successors and assigns.

     Section 12.15  Solicitation of Mortgagor.
                    --------------------------

     From and after each Funding Date, each of the Purchaser, Sellers and Servicer agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors or independent mortgage brokerage companies on the Purchaser's, Seller's or Servicer's, as applicable, behalf, to personally, by telephone, mail or electronic mail, solicit the Mortgagor under any Mortgage Loan for the purpose of refinancing such Mortgage Loan. It is understood and agreed that promotions undertaken by the Purchaser, Seller or Servicer, as applicable, or any of its affiliates which are directed to such entity's entire portfolio of mortgage loans (as opposed to only the Mortgage Loans) or to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio or television advertisements shall not constitute solicitation under this Section, nor is the Purchaser, Seller or Servicer, as applicable, prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or an agent of a Mortgagor.

     Section 12.16  Confidential Information.
                    -------------------------

     Each of the Sellers and the Servicer shall keep confidential and shall not divulge to any party, without the Purchaser's prior written consent, the price paid by the Purchaser for the Mortgage Loans, except to the extent that it is reasonable and necessary for the Sellers or Servicer, as applicable, to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies.

     The Purchaser, the Sellers and the Servicer agree they (i) shall comply with all applicable laws and regulations regarding the privacy or security of nonpublic personal information received or obtained by a party with respect to a Mortgagor ("Consumer Information"), (ii) shall not collect, create, use, store, access, disclose or otherwise handle Consumer Information in any manner inconsistent with any applicable laws or regulations regarding the privacy or security of Consumer Information, (iii) shall not disclose Consumer Information to any affiliated or non-affiliated third party except to enforce or preserve its rights, as otherwise permitted or required by applicable law (or by regulatory authorities having jurisdiction in the premises) or, in the case of the Servicer, at the specific written direction of the Purchaser, (iv) shall maintain appropriate administrative, technical and physical safeguards to protect the security, confidentiality and integrity of Consumer Information, including maintaining security measures designed to meet the Interagency
Guidelines Establishing Standards for Safeguarding Consumer Information published in final form on February 1, 2001, 66 Fed. Reg. 8616, and the rules promulgated thereunder and (v) shall promptly notify the other party in writing upon becoming aware of any actual breach and of any suspected breach of this section. The Servicer shall promptly provide the Purchaser's regulators information regarding such security measures upon the reasonable request of the Purchaser, which information shall include, but not be limited to, any SAS 70 or similar independent audit reports, summaries of test results or equivalent measures taken by the Servicer with respect to its security measures, as agreed upon by the parties. Each party shall indemnify and defend the other party against, and shall hold the other party harmless from, any cost, expense, loss, claim or other liability that such other party may suffer as a result of or in connection with its failure to comply with or perform the obligations set forth in this section. The restrictions set forth herein shall survive the termination of this Agreement.

     Section 12.17  Equal Opportunity.
                    ------------------

     The Purchaser, the Sellers and the Servicer represent that they are equal opportunity employers and do not discriminate in employment of persons or awarding of subcontracts because of a person's race, sex, age, religion, national origin, veteran or handicap status. The Sellers and Servicer are aware of and fully informed of the Purchaser's responsibilities and agree to the provisions under the following: (a) Executive Order 11246, as amended or superseded in whole or in part, and as contained in Section 202 of said Executive Order as found at 41 C.F.R. ss. 60-1.4(a)(1-7); (b) Section 503 of the Rehabilitation Act of 1973 as contained in 41 C.F.R. ss. 60-741.4; and (c) The Vietnam Era Veterans' Readjustment Assistance Act of 1974 as contained in 41 C.F.R. ss. 60-250.4.

     Section 12.18  Reproduction of Documents.
                    --------------------------

     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

     Section 12.19  Purchase Price and Terms Letter.
                    --------------------------------

     The terms and conditions set forth in the Purchase Price and Terms Letter between the Purchaser and the Sellers with respect to each Funding Date shall be incorporated herein. In the event of any conflict between the terms of this Agreement and the related Purchase Price and Terms Letter, this Agreement shall control.

     IN WITNESS WHEREOF, the Sellers and the Purchaser have caused their names to be signed hereto by their respective officers as of the date first written above.


                                           BANK OF AMERICA, NATIONAL
                                           ASSOCIATION


                                           By:__________________________________
                                           Name:
                                           Title:


                                           PHH MORTGAGE CORPORATION


                                           By:__________________________________
                                           Name:
                                           Title:


                                           BISHOP'S GATE RESIDENTIAL
                                           MORTGAGE TRUST (formerly known as
                                           CENDANT RESIDENTIAL MORTGAGE
                                           TRUST)

                                           By:      PHH Mortgage Corporation, as
                                                    Administrator


                                           By:__________________________________
                                           Name:
                                           Title:

                                  EXHIBIT 2.05

            FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT



     THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment"), dated of _________ __, 2005, is entered into among [_______________], a
_______________  (the  "Assignee"),  [______________________]  (the "Assignor"),
[PHH Mortgage Corporation] [Bishop's Gate Residential Mortgage Trust] (the "Seller "), with PHH Mortgage Corporation, as the servicer (the "Servicer").

                                    RECITALS
                                    --------

     WHEREAS the Assignor, the Seller and the Servicer have entered into a certain Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of August 1, 2005 (as amended or modified to the date hereof, the "Agreement"), pursuant to which the Assignor has acquired certain Mortgage Loans pursuant to the terms of the Agreement and Servicer has agreed to service such Mortgage Loans; and

     WHEREAS the Assignee has agreed, on the terms and conditions contained herein, to purchase from the Assignor [certain] [all] of the Mortgage Loans (the "Specified Mortgage Loans") which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the "Specified Mortgage Loan Schedule");

     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.  Assignment and Assumption
    -------------------------

     (a) On and of the date hereof, the Assignor hereby sells, assigns and transfers to the Assignee all of its right, title and interest in the Specified Mortgage Loans and all rights related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Assignee hereby accepts such assignment from the Assignor, and the Seller hereby acknowledges such assignment and assumption.

     (b) On and as of the date hereof, the Assignor represents and warrants to the Assignee that the Assignor has not taken any action that would serve to impair or encumber the Assignee's ownership interests in the Specified Mortgage Loans since the date of the Assignor's acquisition of the Specified Mortgage Loans.

2.  Recognition of Purchaser
    ------------------------

     From and after the date hereof, both the Assignee and the Seller shall note the transfer of the Specified Mortgage Loans to the Assignee in their respective books and records and shall recognize the Assignee as the owner of the Specified Mortgage Loans, and Servicer shall service the Specified Mortgage Loans for the benefit of the Assignee pursuant to the Agreement, the terms of which are incorporated herein by reference. It is the intention of the Seller, the Servicer, the Assignee and the Assignor that the Assignment shall be binding upon and inure to the benefit of the Assignee and the Assignor and their successors and assigns.

3.  Representations and Warranties
    ------------------------------

     (a) The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or the Assignor other than those contained in the Agreement or this Assignment.

     (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

     (c) Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     (d) The Seller and the Servicer hereby represent and warrant that the representations and warranties set forth in Sections 3.01 and 3.02 of the
Agreement are true and correct as of the date hereof and that the representations and warranties set forth in Section 3.03 of the Agreement are true and correct as of the related Funding Date.

4.  Continuing Effect
    -----------------

     Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

5.  Governing Law
    -------------

     This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

6.  Notices
    -------

     Any notices or other communications permitted or required under the Agreement to be made to the Assignee shall be made in accordance with the terms of the Agreement and shall be sent to the Assignee as follows:
[_____________________], or to such other address as may hereafter be furnished by the Assignee to the parties in accordance with the provisions of the Agreement.

7.  Counterparts
    ------------

     This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

8.  Definitions
    -----------

     Any capitalized term used but not defined in this Agreement has the same meaning as in the Agreement.

                   [Assignment continues with signature page]

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                                   ASSIGNOR:

                                                   [___________________]

                                                   By:   _______________________
                                                   Name: _______________________
                                                   Title:


                                                   SELLER:

                                                   [PHH MORTGAGE CORPORATION]
                                                   [BISHOP'S GATE RESIDENTIAL
                                                   MORTGAGE TRUST]

                                                   By:   _______________________
                                                   Name: _______________________
                                                   Title:


                                                   ASSIGNEE:

                                                   By:   _______________________
                                                   Name: _______________________
                                                   Title:


                                                   SERVICER:

                                                   PHH MORTGAGE CORPORATION

                                                   By:   _______________________
                                                   Name: _______________________
                                                   Title:

                                  EXHIBIT 6.02

                              SERVICER REQUIREMENTS


Loading/Updating Investor Headers

     1. The Purchaser will provide investor header matrix for input on MSP by Servicer. Updates/additions will occur monthly, including new investor header detail for each new deal that is settled.
     2. The Servicer will load investor headers upon receipt or before month end. The following fields will need to be updated on IN03: MS OPT, MS INV CNTRL NO, MS MO DELQ, and MS JUST FL.
     3. The Servicer will update the investor headers on the first business day of the next/following month to ensure that the correct loan accounts will appear on the corresponding 413 file that will represent the new month's activity.


Loading Account Numbers

     1. Upon receipt of a funding schedule, the Purchaser will deliver a cross reference of Servicer-to-Purchaser account numbers to the Servicer. The account numbers will be delivered in the tran 55 layout for loading in the next Servicer MSP cycle.
     2. The Servicer will load account numbers on or before the first business day of the month to ensure that the correct the Purchaser account numbers will appear on the corresponding 413 file that will represent the new month's activity.


Automated Monetary Transaction File - 413

     1. Call Fidelity PowerCell and request installation of IP 770
     2. On the first business day of the month, the financial transactions for the LSBO portfolio will transmit from the Servicer MSP system to the Purchaser MSP system.


Monthly Servicer File - Automated

     1. Call Fidelity PowerCell and initiate an SSR for the installation of IP 1804 and the interchange set-up required to host and transmit this file. This enhancement will provide an automated month-end feed from the Servicer to the Purchaser for the LSBO portfolio identified by the corresponding investor headers. The feed will include all new loans purchased by the Purchaser in the previous month, as well as a maintenance file for all existing loans in the LSBO portfolio
     2. Once installed, populate XX flag on the IN03 screen. Thisflag will assist with synchronizing the feeds received in the Monthly Servicer File and the corresponding 413 file.

     3. Bank of America will receive and process the electronic file on the first business day of the month for the previous month-end file. Note:
        This file comes from the Servicer automatically with the installation of the IP.


Monthly Servicer File - Manual

For testing purposes, and in the event that the IP is not installed prior to initial conversion, a manual process is in place to provide the Monthly Servicer File data feed for remote MSP clients.

     1. The Servicer will load/update investor header information received from the Purchaser.

     2. The Servicer will send an email granting permission to Fidelity to provide the manual feed of accounts in the assigned investor headers identified. The email will contain the MSP client and corresponding investor/categories to be included in the feed.

     3. Bank of America will receive and process the file on the first business day of the month for the previous month-end file.

Note: For licensed MSP clients, the Servicer will install and use the existing work-around EZTrieve process. (This will require the installation, testing, and implementation of the EZTrieve until the IP is ready.) The Servicer will be required to develop a test file and production files until the IP is available.


Reporting Requirements

Required reports for the LSBO project are as follows:

     o S215 - Report summarizes the collections made during the reporting period
     o S214 - Report summarizes paid in full loans made during the reporting period
     o P139 - Monthly statement of mortgage accounts or a trial balance as of the cutoff date
     o Scheduled Remittance Reports - Servicers send on a monthly basis. We would like this report by the 5th business day.
     o Delinquency Report - Report from the Servicer to be sent by the 5th business day. If the Servicer is a Fidelity client, we would like a P4DL report. Otherwise, a similar report will suffice. LSBO would like this report sent via e-mail or fax.

Note: These S215, S214, and P139 reports will be provided in an electronic format. These reports are automatically generated when the 951/139 cutoff is calendared. The reports are required for the LSBO project; reports in addition to these may be required.

                                   EXHIBIT 10

                          FORM OF WARRANTY BILL OF SALE

     On this _______ day of ________, 200__, [PHH Mortgage Corporation] [Bishop's Gate Residential Mortgage Trust] ("Seller") as the Seller under that certain Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of August 1, 2005 (the "Agreement") does hereby sell, transfer, assign, set over and convey to Bank of America, National Association as Purchaser under the Agreement, without recourse, but subject to the terms of the Agreement, all rights, title and interest of the Seller in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein. Pursuant to Section 2.01 of the Agreement, the Seller has delivered to the Purchaser or its custodian the Legal Documents for each Mortgage Loan to be purchased as set forth in the Agreement. The contents of each related Mortgage File required to be retained by PHH Mortgage Corporation ("PHH") to service the Mortgage Loans pursuant to the Agreement and thus not delivered to the Purchaser are and shall be held in trust by PHH for the benefit of the Purchaser as the owner thereof. PHH's possession of any portion of each such Mortgage File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Agreement, and such retention and possession by PHH shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File and Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of PHH shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by PHH at the will of the Purchaser in such custodial capacity only.

     The Seller confirms to the Purchaser that the representations and warranties set forth in Sections 3.01, 3.02 and 3.03 of the Agreement are true and correct as of the date hereof, and that all statements made in the Sellers' Officer's Certificate and all attachments thereto remain complete, true and correct in all respects as of the date hereof.

     Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.


                                      [PHH MORTGAGE CORPORATION]
                                      [BISHOP'S GATE RESIDENTIAL MORTGAGE TRUST]

                                      (Seller)

                                      By:

                                      Name:

                                      Title:

                                   EXHIBIT 11

                      FORM OF SARBANES-OXLEY CERTIFICATION


I, Martin Foster, certify to [Master Servicer Name], in connection with [Insert name and date of applicable contract and/or name of securitization deal] (the "Agreement"), that I am a duly elected Senior Vice President of PHH Mortgage Corporation, a corporation organized under the laws of the State of New Jersey (the "Servicer") and further as follows:

(i) Based on my knowledge, the information in the Annual Statement of Compliance, and the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer by the Servicer, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading, as of the last day of the period covered by the Annual Statement of Compliance;

(ii) Based on my knowledge, the servicing information required to be provided to the Master Servicer by the Servicer under the Agreement has been provided to the Master Servicer;

(iii) I am responsible for reviewing the activities performed by the Servicer under this Agreement and based upon the review required by this Agreement, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report, or otherwise disclosed in a writing submitted to the Master Servicer, the Servicer has, as of last day of the period covered by the Annual Statement of Compliance, fulfilled its obligations under this Agreement; and

(iv) I have disclosed to the Master Servicer all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards as determined in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in this Agreement.

Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Agreement.

                                              PHH Mortgage Corporation

                                              By: ______________________________
                                              Martin Foster
                                              Senior Vice President
                                              Date:

                                  Schedule B-1

                      CONTENTS OF PURCHASER'S MORTGAGE FILE

     With respect to each Mortgage Loan, the Purchaser's Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser, and which shall be retained by the applicable Seller or delivered to the Purchaser pursuant to the provisions of the Sellers' Warranties and Servicing Agreement.

     To be Delivered 5 days prior to Closing Date:
     ---------------------------------------------

     1. The original Mortgage Note bearing all intervening endorsements, endorsed, at the direction of the Purchaser either (1) "Pay to the order of [Purchaser or designee], without recourse," or (2) in blank and signed in the name of the applicable Seller by an authorized officer. To the extent that there is no space on the face of the Mortgage Notes for endorsements, the endorsement may be contained on an allonge, if state law so allows and the Purchaser is so advised by the Seller that state law so allows

     2. If the Mortgage Loan is not a MERS Mortgage Loan, the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording. The Mortgage shall be assigned, at the direction of the Purchaser either (1) to [Purchaser or designee] or
         (2) with assignee's name left blank. The Assignment of Mortgage must be duly recorded only on the direction of the Purchaser. If the Mortgage Loan was acquired by the applicable Seller in a merger, the Assignment of Mortgage must be made by "PHH Mortgage Corporation, successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Seller while doing business under another name or under an assumed name, the Assignment must be by "PHH Mortgage Corporation formerly known as [previous name] or [PHH Mortgage Corporation dba ______________, ] respectively.

     3. With respect to each Pledged Asset Mortgage Loan, a copy of the related Control Agreement and Pledged Asset Agreement.

     4. With respect to each Pledged Asset Mortgage Loan, a copy of the UCC-1, to the extent the Pledged Asset Servicer was required to deliver such UCC-1 to Servicer, and an original form UCC-3, if applicable, to the extent the Pledged Asset Servicer was required to deliver such UCC-3 to Servicer, together with any instrument required to be delivered under the related Surety Bond for transferring coverage under such Surety Bond.

     5. With respect to each Cooperative Loan, the original Stock Certificate and related Stock Power, in blank, executed by the Mortgagor with such signature guaranteed and original Stock Power, in blank executed by the Seller provided, that if the Seller delivers a certified copy, the Seller shall deliver the original Stock Certificate and Stock Powers to the Custodian on or prior to the date which is 180 days after the related Closing Date.

     To be delivered within 180 days after the related Closing Date:
     ---------------------------------------------------------------

     1. The original Mortgage with evidence of recording thereon. If in connection with any Mortgage Loan, the applicable Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the applicable Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the applicable Seller (or certified by the title company, escrow agent, or closing attorney) stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the applicable Seller; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

     2. To the extent applicable, the original of each power of attorney, surety agreement or guaranty agreement with respect to such Mortgage Loan;

     3. Originals of any executed intervening assignments of the Mortgage, with evidence of recording thereon or, if the original intervening assignment has not yet been returned from the recording office, a copy of such assignment certified by the applicable Seller to be a true copy of the original of the assignment which has been sent for recording in the appropriate jurisdiction in which the Mortgaged Property is located.

     4. Originals of all assumption, modification and substitution agreements, if any, or, if the originals of any such assumption, modification and substitution agreements have not yet been returned from the recording office, a copy of such instruments certified by the applicable Seller to be a true copy of the original of such instruments which have been sent for recording in the appropriate jurisdictions in which the Mortgaged Properties are located.

     5. The original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company, in each case, including an Environmental Protection Agency Endorsement and an adjustable-rate endorsement.

     6. With respect to each Cooperative Loan, the original Recognition Agreement and the original Assignment of Recognition Agreement;

     7.  With respect  to each  Cooperative  Loan,  an  Estoppel  Letter  and/or
         Consent;

     8.  With respect to each Cooperative Loan, the Cooperative Lien Search;

     9. With respect to each Cooperative Loan, the guaranty of the Mortgage Note and Cooperative Loan, if any;

     10. With respect to each Cooperative Loan, the original Cooperative Pledge Agreement;

     11. With respect to each Cooperative Loan, the original Proprietary Lease and the Assignment of Proprietary Lease executed by the Mortgagor in blank or if the Proprietary Lease has been assigned by the Mortgagor to the Seller, then the Seller must execute an assignment of the Assignment of Proprietary Lease in blank; and

     12. With respect to each Cooperative Loan, the recorded state and county Financing Statements and Financing Statement Changes;

     From time to time, the Sellers shall forward to the Custodian additional original documents pursuant to the Agreement or additional documents evidencing an assumption, modification, consolidation or extension of a Mortgage Loan approved by the Sellers, in accordance with the Agreement. All such mortgage documents held by the Custodian as to each Mortgage Loan shall constitute the "Custodial File".



                            PHH Mortgage Corporation
           Mortgage File Cover Sheet: Credit Documents (Schedule B-2)

Prepared by:_________________________                       Phone: _____________

Location:  PHH Mortgage Corporation  Fax: ________________
           ------------------------

         Borrower Name:    ___________________

Loan Number:
________________________________________________________________________________

General:

                  _______  1.  Mortgage File Cover Sheet Checklist - Inside File
                  _______  2.  Borrower's Authorization to Obtain Information (Original)
                  _______  3.  Fannie Mae1008(original) or Underwriter's Worksheet  (CUW2)

Applications:
                  _______  4.  Final Signed  Typed Loan Application (Form 1003 or personal profile)
                  _______  5.  Initial Signed Loan Application (personal profile, handwritten or typed)

Credit Documentation:
                  _______  6.  Credit Report(s), Merged In-file or RMCR) (original or photocopy)
                  _______  7.  Borrower's explanations (credit, employment, etc., if applicable)
                  _______  8.  VOM(s) or other form of verification(s) on all mortgages (not required on Aus scored loans)
                  _______  9.  Separation agreement, divorce decree (if applicable)
                  _______  10. Miscellaneous Credit Documents (if applicable)

Employment/Income Documentation:
                  _______  11. Copy or Original initial VOE(s); OR
                  _______  12. Paystubs dated with 30 days of closing; OR
                  _______  13. IRS Form  W-2's Original or Copy  (for wage earner); OR
                  _______  14. IRS Form 1040's, 1120's, 1065's, etc.,(2 years)for self-employed);
                  _______  15. Leases (if applicable)
                  _______  16. All documentation required to support Borrower's cash flow for loans
                               Originated.

Asset Documentation:
                  _______  17. Copy or Original VOD(s) or source of funds to close (if applicable)
                  _______  18. Gift Letter (if applicable) (original)
                  _______  19. Verification of original purchase price, real estate sales contract, or
                               HUD-1 on first mortgage (if applicable) Property

Documentation:
                  _______  20. Appraisal, including original photos of subject and comps. (original)
                  _______  21. Review Appraisal or second full Appraisal (if required) (original)
                  _______  22. 442 Final Inspection
                  _______  23. Copy or Original Contract of Sale
                  _______  24. Miscellaneous
